   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 19, 2003

                                                     REGISTRATION NO. 333-109055
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ----------------

                                   FORM N-2




       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]
                  PRE-EFFECTIVE AMENDMENT NO. 2                    [X]
                  POST-EFFECTIVE AMENDMENT NO.                     [ ]


                               ----------------
                      TECHNOLOGY INVESTMENT CAPITAL CORP.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                               ----------------
                        8 SOUND SHORE DRIVE, SUITE 215
                              GREENWICH, CT 06830
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (203) 661-3122


                               JONATHAN H. COHEN
                      TECHNOLOGY INVESTMENT CAPITAL CORP.
                        8 SOUND SHORE DRIVE, SUITE 215
                              GREENWICH, CT 06830
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                               ----------------
                           COPIES OF INFORMATION TO:


    MARGERY K. NEALE, ESQ.                     JOHN A. MACKINNON, ESQ.
   SHEARMAN & STERLING LLP                 SIDLEY AUSTIN BROWN & WOOD LLP
     599 LEXINGTON AVENUE                        787 SEVENTH AVENUE
   NEW YORK, NY 10022-6069                       NEW YORK, NY 10019
         (212) 848-4000                            (212) 839-5300

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box):

[ ] when declared effective pursuant to section 8(c).

If appropriate, check the following box:

[ ] This [post-effective amendment] designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration
    statement for the same offering is       .

                               ----------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


==============================================================================================================
                                                            PROPOSED             PROPOSED
                                            AMOUNT           MAXIMUM             MAXIMUM           AMOUNT OF
                                             BEING       OFFERING PRICE         AGGREGATE         REGISTRATION
 TITLE OF SECURITIES BEING REGISTERED     REGISTERED        PER UNIT        OFFERING PRICE(1)        FEE(2)
--------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value per
 share ...............................   9,583,333             $15             $143,750,000         $13,633
==============================================================================================================

(1) Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.

(2)   Transmitted to the designated lockbox at Mellon Bank in Pittsburgh, PA.


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT
SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO
SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      Technology Investment Capital Corp.
                             Cross Reference Sheet

PART A--INFORMATION REQUIRED IN A PROSPECTUS

NO.                          DESCRIPTION                                  LOCATION
--                           -----------                                  --------
Item 1.      Outside Front Cover                           Outside Front Cover
Item 2.      Inside Front and Outside Back Cover           Inside Front and Outside Back Cover
Item 3.      Fee Table and Synopsis                        Fees and Expenses; Prospectus Summary
Item 4.      Financial Highlights                          Not Applicable
Item 5.      Plan of Distribution                          Underwriting
Item 6.      Selling Shareholders                          Not Applicable
Item 7.      Use of Proceeds                               Use of Proceeds
Item 8.      General Description of the Registrant         Outside Front Cover Page; Prospectus
                                                           Summary; Business; Risk Factors
Item 9.      Management                                    Management
Item 10.     Capital Stock, Long-Term Debt and Other       Description of our Capital Stock
             Securities
Item 11.     Defaults and Arrears on Senior Securities     Not Applicable
Item 12.     Legal Proceedings                             Not Applicable
Item 13.     Table of Contents of the Statement of         Not Applicable
             Additional Information

PART B--INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION*

NO.                          DESCRIPTION                                    LOCATION
--                           -----------                                    --------
Item 14.     Cover Page                                   Not Applicable
Item 15.     Table of Contents                            Not Applicable
Item 16.     General Information and History              Summary; Business
Item 17.     Investment Objective and Policies            Summary; Our Investment Objective; Risk
                                                          Factors; Business; Material U.S. Federal
                                                          Income Tax Considerations; Regulation
Item 18.     Management                                   Management
Item 19.     Control Persons and Principal Holders of     Control Persons and Principal Stockholders
             Securities
Item 20.     Investment Advisory and Other Services       Investment Advisory Agreement
Item 21.     Brokerage Allocation and Other Practices     Fees and Expenses; Prospectus Summary;
                                                          Underwriting; Brokerage Allocation and
                                                          Other Practices
Item 22.     Tax Status                                   Distributions; Material U.S. Federal Income
                                                          Tax Considerations
Item 23.     Financial Statements                         Balance Sheet

----------
* Pursuant to the General Instruction to Form N-2, all information required to be set forth in Part B "Statement of Additional Information" has been included in the Prospectus and, accordingly, no Statement of Additional Information has been filed as part of this Registration Statement.


PART C--OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.


--------------------------------------------------------------------------------

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the securities and exchange commission is effective. This prospectus is not an offer to sell these securities and is not solicitng an offer to buy these securities in any state where the offer or sale is not permitted.


PROSPECTUS                                         November 19, 2003
--------------------------------------------------------------------

8,333,333 SHARES




Technology Investment Capital Corp.

COMMON STOCK
--------------------------------------------------------------------
Technology Investment Capital Corp. is a newly organized closed-end, non-diversified company that is a business development company under the Investment Company Act of 1940, as amended.


Our investment objective is to maximize our portfolio's total return, principally by investing in the debt and/or equity securities of technology-related companies. Our primary focus will be on seeking current income through investment in non-public debt and long-term capital appreciation by acquiring accompanying warrants or other equity securities. We may also invest in the publicly traded debt and/or equity securities of other technology-related companies.


As a business development company, we are required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in qualifying assets, including securities of private or thinly traded public U.S. companies and cash, cash equivalents and U.S. Government securities and other high-quality debt investments that mature in one year or less.


Technology Investment Management, LLC will manage our investments and its affiliate will arrange for the performance of the administrative services necessary for us to operate.


The underwriters will reserve up to 1,250,000 shares for sale to our directors and officers and to employees of BDC Partners, LLC, our administrator and the managing member of our investment adviser, at the public offering price net of the sales concession.


Because we are newly organized, our shares have no history of public trading. We have applied to list our shares on the Nasdaq National Market under the symbol "TICC".


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING, INCLUDING INFORMATION ABOUT RISKS. SEE "RISK FACTORS" BEGINNING ON PAGE 8. PLEASE READ IT BEFORE YOU INVEST AND KEEP IT FOR FUTURE REFERENCE. SHARES OF CLOSED-END INVESTMENT COMPANIES FREQUENTLY TRADE AT A DISCOUNT TO THEIR NET ASSET VALUE; IF OUR SHARES TRADE AT A DISCOUNT TO OUR NET ASSET VALUE, IT MAY INCREASE THE RISK OF LOSS OF PURCHASERS IN THIS OFFERING.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                            PER SHARE                   TOTAL
                                         --------------         -------------
Public offering price                      $   15.000            $124,999,995
--------------------------------------     ----------     ---    ------------
Underwriting discount (sales load)         $    1.050            $  8,750,000
--------------------------------------     ----------     ---    ------------
Offering and organizational expenses            0.126            $  1,050,000
--------------------------------------     ----------     ---    ------------
Proceeds to us                             $   13.824            $115,199,995
--------------------------------------     ----------     ---    ------------



The underwriters have a 30-day option to purchase up to 1,250,000 additional shares of common stock at the public offering price less the underwriting discount. If the over-allotment option is exercised in full, the total public offering price will be $143,750,000 and the total sales load will be $10,062,500. The proceeds to us would be $132,480,000, less estimated expenses of $1,050,000.



The shares will be ready for delivery on or about           , 2003.


                              UBS INVESTMENT BANK

JEFFERIES & COMPANY, INC.                                 LEGG MASON WOOD WALKER
                                                               INCORPORATED

                           RBC CAPITAL MARKETS

                                                                 JMP SECURITIES

--------------------------------------------------------------------------------

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus is not an offer to sell, or a solicitation of an offer to buy, any shares of common stock by any person where it is unlawful for that person to make such an offer or solicitation or to any person to whom it is unlawful to make such an offer or solicitation. The information in this prospectus is accurate only as of its date, and under no circumstances should the delivery of this prospectus or the sale of any common stock imply that the information in this prospectus is accurate as of any later date.


TABLE OF CONTENTS
--------------------------------------------------------------------------------




Forward-looking statements ..........................   ii
Prospectus summary ..................................   1
Fees and expenses ...................................   6
Risk factors ........................................   8
Use of proceeds .....................................  16
Distributions .......................................  16
Capitalization ......................................  17
Discussion of the Company's expected operating plans.  18
Business ............................................  20
Management ..........................................  30
Certain relationships ...............................  40
Control persons and principal stockholders ..........  41
Determination of net asset value ....................  42
Distribution reinvestment plan ......................  42


Material U.S. federal income tax considerations .....  43
Description of our capital stock ....................  48
Regulation ..........................................  53
Shares eligible for future sale .....................  58
Share repurchases ...................................  58
Custodian, transfer and dividend paying agent
   and registrar ....................................  58
Brokerage allocation and other practices ............  59
Underwriting ........................................  59
Legal matters .......................................  60
Independent accountants .............................  61
Available information ...............................  61
Report of independent auditors ......................  F-1
Statement of assets and liabilities .................  F-2
Notes ...............................................  F-3



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Forward-looking statements

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. Such forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

   o our future operating results,

   o our business prospects and the prospects of our portfolio companies,

   o the impact of investments that we expect to make,

   o our contractual arrangements and relationships with third parties,

   o the dependence of our future success on the general economy and its impact on the industries in which we invest,

   o the ability of our portfolio companies to achieve their objectives,

   o our expected financings and investments,

   o the adequacy of our cash resources and working capital, and

   o the timing of cash flows, if any, from the operations of our portfolio companies.


We use words such as "anticipates," "believes," "expects," "future," "intends" and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in "Risk factors" and elsewhere in this prospectus.


We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports, if any, that we in the future may file with the SEC, including an annual report on Form 10-K, quarterly reports on Form 10-Q and current reports, if any, on Form 8-K.


--------------------------------------------------------------------------------

                      [This page intentionally left blank]

Prospectus summary

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk factors" and the other information included in this prospectus. Except where the context suggests otherwise, the terms "we," "us," "our," "Technology Investment Capital" and the "Company" refer to Technology Investment Capital Corp. "Technology Investment Management" or the "investment adviser" refers to Technology Investment Management, LLC and "BDC Partners" refers to BDC Partners, LLC.


THE OFFERING

Common stock offered by
us(1)(2) ...................   8,333,333 shares



Common stock to be outstanding
 after this offering(1)......  8,333,433 shares



Use of proceeds.............   Subject to, among other things, the completion
                               of this offering and the execution and delivery of final binding agreements in form mutually satisfactory to the parties, we plan to use a portion of the net proceeds from this offering to fund the initial investments described under "Business--Prospective portfolio companies" elsewhere in this prospectus and to pay our operating expenses. We expect to invest the remainder of the net proceeds in other portfolio companies in accordance with our investment objective and strategies described in this prospectus. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents and U.S. Government securities and other high-quality debt investments that mature in one year or less from the date of investment.
                               See "Use of proceeds."


Distributions...............   We intend to distribute quarterly dividends to
                               our stockholders of at least 90% of our ordinary income and net realized short-term capital gains, if any, out of assets legally available therefor.
                               We also intend to distribute any long-term capital gains at least annually out of assets legally available therefor.

Listing.....................   Because we are newly organized, our shares have
                               no history of public trading. We have applied to list our common stock on the Nasdaq National
                               Market under the symbol "TICC".


Trading.....................   Shares of closed-end investment companies
                               frequently trade at a discount to their net asset value and shares of business development companies may trade at an even greater discount than shares of closed-end investment companies.
                               This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will be above, at or below net asset value.


Risk factors................   See "Risk factors" beginning on page 8 and the
                               other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.


(1) Excludes 1,250,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.


(2) The underwriters will reserve up to 1,250,000 shares of common stock for sale to our directors and officers and to employees of BDC Partners at the public offering price net of the sales concession.

Management arrangements.....   Technology Investment Management will serve as
                               our investment adviser. Hill Street Advisors will serve as our sub-adviser. BDC Partners, a Delaware limited liability company, is Technology
                               Investment Management's managing member and will serve as our administrator. For a description of Technology Investment Management, Hill Street
                               Advisors, BDC Partners and our contractual arrangements with these companies, see
                               "Management--Investment advisory agreement,"
                               "--Sub-advisory agreement" and "--Administration agreement."

Available information.......   After completion of this offering, we will be
                               subject to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and will be required to file reports, proxy statements and other information with the SEC. This information will be available at the SEC's public reference room in Washington, D.C. and on the SEC's
                               Internet website at http://www.sec.gov.

THE COMPANY


GENERAL


Technology Investment Capital Corp. is a closed-end, non-diversified company that is a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). Following the completion of this offering, we intend to provide capital to technology-related companies. We intend to concentrate our investments initially in companies having annual revenues of less than $100 million and/or a market capitalization of less than $200 million. These companies may have publicly traded equity securities (which securities would typically be referred to as microcap stocks) or they may be privately held at the time we invest in them. In this prospectus, we refer to companies in this size range as "target" companies. While size and the nature of the ownership of such companies will be factors in our decision to invest, they will only be one of several criteria that we will use in making our investment decision. In our investment activities, we will focus on companies that create products or provide services requiring advanced technology and companies that compete in industries characterized by such products or services, including companies in the following businesses: computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, diversified technology, medical device technology, information technology infrastructure or services, Internet, telecommunications and telecommunications equipment and media. We refer to all of these companies as "technology-related" companies. We intend to concentrate in the technology sector and to invest, under normal circumstances, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) in technology-related companies. This 80% policy is not a fundamental policy and therefore may be changed without your approval. However, we may not change or modify this policy unless we provide you with at least 60 days' prior notice.

While the structure of our investments will vary, we expect to invest primarily in the debt of established target technology-related companies. We will seek to invest in entities that, as a general matter, have been operating for at least one year prior to the date of our investment and that such entities will, at the time of investment, have employees and revenues. We expect that most of these companies will have financial backing provided by private equity or venture capital funds or other financial or strategic sponsors at the time that we make an investment.


We intend to elect to be treated for federal income tax purposes as a regulated investment company, or "RIC", under Subchapter M of the Internal Revenue Code of 1986 (the "Code").

RECENT DEVELOPMENTS


Prior to beginning preparation of this N-2 registration statement, of which this prospectus is a part, we engaged UBS Investment Bank to conduct a private placement of our common stock. Subsequently, on July 23, 2003, we offered 10,000,000 shares of our common stock (1) to "qualified institutional buyers," as that term is defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A, and (2) outside of the United States, only to persons other than "U.S. persons," as that term is defined in Rule 902 under the Securities Act, which met certain minimum eligibility requirements, in offshore transactions in reliance upon Regulation S under the Securities Act (together, the "private offerings"). All offering activity associated with the private offerings was terminated, and the private offerings were abandoned on August 21, 2003. No offers to buy or indications of interest given in the private offerings were accepted. This prospectus supersedes and takes the place of any offering materials, including but not limited to the preliminary offering memorandum dated July 23, 2003, relating to the private offerings.


OUR INVESTMENT OBJECTIVE

Our investment objective is to maximize our portfolio's total return, principally by investing in debt and/or equity securities of technology-related companies. Our primary focus will be on seeking current income through investment in non-public debt and long-term capital appreciation by acquiring accompanying warrants or other equity securities. We may also invest in the publicly-traded debt and/or equity securities of other technology-related companies.

OUR STRUCTURE

Our investment activities will be managed by Technology Investment Management. Technology Investment Management is a newly formed investment adviser that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Under our Investment Advisory Agreement, we have agreed to pay Technology Investment Management an annual base management fee based on our net assets as well as an incentive fee based on our performance.

In addition, Technology Investment Management has entered into a Sub-Advisory Agreement with Hill Street Advisors LLC ("Hill Street Advisors" or the "sub-adviser"). Hill Street Advisors is a newly formed affiliate of Hill Street Capital LLC, a private investment banking firm headquartered in New York providing general financial, advisory, mergers and acquisitions, restructuring and capital raising services. Under the Sub-Advisory Agreement, Hill Street Advisors has agreed to recommend specific securities or other investments based upon our investment objectives and policies and to work with Technology Investment Management in structuring, negotiating, arranging and effecting the acquisition or disposition of such investments and monitoring such investments on our behalf. Hill Street Advisors' fee for its services will be paid entirely by BDC Partners. In addition, we have no direct obligation to reimburse BDC Partners for any of these fees or to reimburse Hill Street Advisors for any expenses incurred while acting as our sub-adviser.

Our headquarters are located at 8 Sound Shore Drive, Suite 215, Greenwich, Connecticut 06830, and our telephone number is (203) 661-3122.

MARKET OPPORTUNITY

The three years since mid-2000 have seen dramatic shifts in the competitive landscape across the technology sector. Significant declines in corporate and consumer demand for information technology products and services have driven vigorous price competition and spurred numerous corporate reorganizations in technology-related industries. Many companies have merged with competitors, scaled-back their operations or simply closed down in response to these difficult business conditions, and we expect to see further consolidation in these industries. At the same time, technology-related companies with strong balance sheets, stable revenues and efficient operating structures are benefiting from the consolidation or elimination of competitors in their markets.

In this environment, we believe that many well-positioned technology-related companies could benefit from improved access to capital and that a significant opportunity exists to provide them with capital through debt and equity investments. The compression of valuations for technology-related companies in the public equity markets, together with a steep decline in the number of successful initial public offerings, have limited the availability of public equity financing. These developments have also impeded new funding by private sources of equity capital, such as private equity and venture capital funds, to the extent they have been unable to execute successful exit strategies with respect to their portfolio holdings. At the same time, many technology-related companies have had difficulty raising alternative forms of capital. Historically, technology-related companies, and particularly earlier-stage technology-related companies, have generally relied upon equity rather than debt financing. As a result, the market for debt financing of technology-related companies is generally less developed than the debt markets serving other types of businesses. In spite of the large number of technology-related companies in the United States today, we believe that these companies are significantly underserved by traditional lenders such as banks, savings and loan institutions and finance companies due to their non-traditional financial profiles and the fact that many businesses in technology-based industries lack the size, and the markets in which they operate lack the concentration, necessary to justify large loans by traditional lenders.

We believe that many viable technology-related companies have either not been able, or have elected not, to obtain financing from traditional lending institutions. We believe that these factors are likely to continue, given the ongoing consolidation of the financial services industry, and we seek to take advantage of this perceived opportunity to invest profitably in technology-related companies by purchasing their debt and equity securities.

COMPLEMENTING PRIVATE EQUITY AND VENTURE CAPITAL FUNDS

We believe that our investment approach complements other sources of capital available to technology-related companies. For example, although we may compete with private equity and venture capital funds as a source of capital for such businesses, those types of investors typically invest solely in equity securities. We believe that the nature of our proposed investments in debt securities will be viewed as an attractive alternative source of capital.

In many cases, we expect that private equity and venture capital funds will welcome an investment by us in their portfolio companies. After making an initial investment, these funds often seek to stabilize or reduce their financial exposure to their portfolio companies, a goal that financing from us could accomplish by providing alternative non-equity capital. In the current investment climate, it is possible that we will offer the only viable alternative source of capital for a target technology-related company other than incremental investments by the company's existing financial sponsors. As such, we will provide target technology-related companies and their financial sponsors with an opportunity to diversify the companies' capital sources. In addition to enabling additional growth, this should facilitate access to other alternative sources of capital in the future.



Senior management currently maintains relationships with more than 100 private equity and venture capital funds. In addition, to strengthen these relationships and cultivate new ones, management maintains active communication with these and other private equity and venture capital funds. Through these relationships and contacts, we anticipate that we will obtain additional commitments of this type and develop other valuable referral relationships in the future. While any referral letters and verbal commitments that we receive in connection with these relationships are not legally binding, we believe that they should provide us with access to additional target technology-related companies that may be appropriate investments.


PROSPECTIVE PORTFOLIO COMPANIES

We have recently entered into separate non-binding letters of intent with four potential portfolio companies. Each investment is conditioned upon the closing of this offering, satisfactory completion of our due diligence investigation of each target technology-related company, upon acceptance of the investment terms, structure and financial covenants, the execution and delivery of final binding agreements in form satisfactory to us and the receipt of any necessary consents. Neither we nor any of the potential portfolio companies is required to enter into a final agreement under the terms of these non-binding letters of intent. These four non-binding letters of intent currently constitute all of our prospective investments. For a detailed description of the proposed portfolio companies and our letters of intent, see "Business--Prospective portfolio companies."

The following table summarizes our current non-binding letters of intent. We can offer no assurance that we will enter into legally binding contracts with these portfolio companies or that any investments in these portfolio companies will be consummated.





NAME AND                                    TYPE OF                       PRINCIPAL
ADDRESS                   PRODUCT/SERVICE   SECURITY         TERM         AMOUNT
------------------------- ----------------- ---------------- ------------ -------------
FOCUS INTERACTIVE, INC.   Internet          Senior secured   7 years      $10 million
One Bridge Street                           notes
Irvington, NY

MORTGAGEIT, INC.          Online mortgage   Senior secured   5 years      $10 million
33 Maiden Lane            broker            notes
New York, NY

QUESTIA MEDIA             Digital library   Senior secured   5 years      $10 million
AMERICA, INC.                               notes
3 Greenway Plaza
Suite 1700
Houston, TX

DOTPHOTO, INC.            Digital imaging   Senior secured   2 years(5)   $5 million
American Express                            notes
Park at Ewing
800 Silvia Street
West Trenton, NJ



                                                          SELECTED                      STRATEGIC
                                                          INVESTORS                     PARTNERS
NAME AND                  PRINCIPAL                       IN PORTFOLIO                  WITH PORTFOLIO
ADDRESS                   FINANCIAL TERMS                 COMPANIES                     COMPANIES
------------------------- ------------------------------- --------------------------    ------------------
FOCUS INTERACTIVE, INC.   Cash interest of 10%            Bain Capital LLC, JP          N/A
One Bridge Street         plus 2% warrants(1)(2)          Morgan Partners(6)
Irvington, NY
MORTGAGEIT, INC.          Cash interest of 9% initially   ING Barings, Sandler          N/A
33 Maiden Lane            plus 2% warrants(2)(3)          Capital Management(6)
New York, NY

QUESTIA MEDIA             Cash interest of 12%            Oppenheimer Funds,            N/A
AMERICA, INC.             plus 6% PIK Interest(1)(4)      Inc., TA Associates, Inc.(6)
3 Greenway Plaza
Suite 1700
Houston, TX

DOTPHOTO, INC.            Cash interest of 12%            N/A                        Verizon Wireless,
American Express          plus 5% warrants(1)(2)                                     ALLTEL
Park at Ewing                                                                        Corporation and
800 Silvia Street                                                                    U.S. Cellular
West Trenton, NJ                                                                     Corporation(7)


(1)   Denotes interest at stated annual interest rate.

(2) Denotes warrants to purchase common stock as a percentage of outstanding common stock of the portfolio company on a fully diluted basis. The proposed term of the warrants to be issued by Focus Interactive, Inc., MortgageIT, Inc., and dotPhoto, Inc. is 7 years, 5 years, and 5 years, respectively. The exercise price of the warrants in each case remains subject to negotiation between the parties.

(3) Interest rate increases to 10% after the first year and to 11% after the second year and will remain at 11% for the remainder of the term.

(4)   Denotes payment-in-kind interest at stated annual interest rate.

(5) At the option of dotPhoto, the term may be extended annually, under certain conditions, for an additional three years for a maximum term of five years.


(6) The Company does not have any relationships with these selected investors.

(7) These entities are strategic partners with whom dotPhoto has established application distributor relationships. The Company does not have any relationships with these strategic partners.

Fees and expenses


The following table is intended to assist prospective investors in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us," or "the Company," or that "we" will pay fees or expenses, shareholders will indirectly bear such fees or expenses as investors in Technology Investment Capital Corp.




STOCKHOLDER TRANSACTION EXPENSES
 Sales load (as a percentage of offering price) ............................         7.00%(1)
 Offering expenses borne by the Company (as a percentage of offering price)          0.75%(2)(7)
 Distribution reinvestment and cash purchase plan fees .....................         None (3)
                                                                                     ----
 Total stockholder transaction expenses (as a percentage of offering price)          7.75%(7)

ESTIMATED ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO
COMMON STOCK)
 Management fees ...........................................................      2.00%
 Incentive fees payable under Investment Advisory Agreement ................         0 (4)
 Interest payments on borrowed funds .......................................         0 (5)(6)
 Other expenses ............................................................      1.67%(6)(7)
                                                                                  ----
 Total annual expenses (estimated) .........................................      3.67%(6)(7)


(1) The underwriting discount with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)   Amount includes estimated offering expenses of approximately $700,000.

(3) The expenses of the distribution reinvestment plan are included in "other expenses." We have no cash purchase plan.


(4) Based on our projected net operating income and net realized gains, and because we do not expect to fully invest the proceeds of this offering during our first year of operations, we would not anticipate paying any incentive fees in the first year after this offering. Based on our current business plan, we expect that we will not have any capital gains and only a small amount of interest income as we complete our investments during our first year of operations. In subsequent years, we expect the incentive fees to increase to the extent that we earn greater interest income on our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in such companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, equals 20% of the excess, if any, of net investment income over an annual hurdle rate
      (equal to the interest rate payable on a five-year U.S. Treasury Note plus 5%). The second part of the incentive fee equals 20% of net realized capital gains, if any, less any net unrealized capital losses, payable at the end of each calendar year beginning on December 31, 2004. For a more detailed discussion of the calculation of this fee, see "Management--Investment Advisory Agreement," on pages 34-36.

(5) We do not plan to incur any indebtedness, or to pay interest in respect thereof, before the proceeds of this offering are substantially invested. See footnote (6) below. In addition, we do not currently plan to issue preference shares. The Company does not expect to borrow money in the first year of operations, and, has not decided whether, and to what extent, it will finance investments using leverage thereafter.

(6) We have based estimates of other expenses ($1.6 million, including estimated organizational expenses of approximately $350,000) and total annual expenses on our projected operating expenses for our first year of operations divided by total net assets subsequent to this offering. Our estimated organizational expenses, which represent 0.37% of our total net assets, represent our initial start-up costs and will be treated as an expense in the year incurred. The percentage under "Other expenses" includes payments under the Administration Agreement based on our projected allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including rent and this percentage also assumes that we have not incurred any indebtedness. We expect that it will take at least one year to invest the net proceeds of this offering. See "Use of proceeds." Once the proceeds of this offering are substantially invested, we may borrow funds to the extent permitted by the 1940 Act and would, thereafter, make interest payments on borrowed funds which would increase our expenses. See "Regulation--Senior securities."


(7)   These amounts are estimates and may vary.

EXAMPLE


The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon payment by an investor of a 7.00% sales load (the underwriting discount paid by us with respect to our common stock sold in this offering) and our payment of annual operating expenses at the levels set forth in the table above, which, except as indicated below, does not include leverage.


                                               1 YEAR     3 YEARS (1)     5 YEARS (1)     10 YEARS (1)
                                              --------   -------------   -------------   --------------
  You would pay the following expenses on a
   $1,000 investment, assuming a 5%
   annual return ..........................     $132          $251            $367            $641


(1) Amounts shown assume leverage of 100% of our total assets. We have not entered into any borrowing arrangements at this time, and may or may not elect to do so in the future. For purposes of calculating the borrowing cost for leverage, we have assumed an annual interest rate of 3%. We have selected this rate based on prevailing market conditions in the debt markets for borrowings by similar entities having a maturity of one year and an interest rate based on an appropriate risk premium over 90-day LIBOR. However, our credit risk profile will likely vary from the credit risk profiles of these entities and the terms at which these entities can borrow may be more favorable or less restrictive than the terms at which these entities can borrow may be more favorable or less restrictive than the terms available to us, depending on our asset size and existing leverage at the time of borrowing. We expect that the rate that we will be able to borrow at will vary based on an established index such as LIBOR and that upon such borrowing the rate will be fixed for each 90 day period through the maturity date. We believe these are appropriate assumptions on which to base an estimate of the Company's hypothetical borrowing costs for purposes of this example. Such rates could be substantially higher than the assumed rate and such higher rates could be due to changes in market conditions.



This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including leverage and other expenses) may be greater or less than those shown. Moreover, while the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have a de minimis effect, is not included in the example. If we achieve sufficient returns on our investments to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher.


In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our distribution reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See "Distribution reinvestment plan" for additional information regarding our distribution reinvestment plan.

--------------------------------------------------------------------------------

Risk factors

Before you invest in the shares, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.


RISKS RELATING TO OUR BUSINESS AND STRUCTURE

WE ARE A NEW COMPANY WITH NO OPERATING HISTORY

We were incorporated in July 2003 and, through November 2003, we have only entered into four non-binding letters of intent to invest in debt securities. We have not yet commenced investment operations. We are subject to all of the business risks and uncertainties associated with any new business enterprise, including the risk that we will not achieve our investment objective and that the value of your investment in us could decline substantially or fall to zero.

ANY FAILURE ON OUR PART TO MAINTAIN OUR STATUS AS A BUSINESS DEVELOPMENT COMPANY WOULD REDUCE OUR OPERATING FLEXIBILITY

If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would decrease our operating flexibility.

WE ARE DEPENDENT UPON TECHNOLOGY INVESTMENT MANAGEMENT'S KEY MANAGEMENT PERSONNEL FOR OUR FUTURE SUCCESS, PARTICULARLY JONATHAN H. COHEN, SAUL B. ROSENTHAL AND LEE D. STERN

We will depend on the diligence, skill and network of business contacts of the senior management of Technology Investment Management. For a description of the senior management team, see "Management." The senior management will evaluate, negotiate, structure, close, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the senior management team, particularly Jonathan H. Cohen, the chief executive officer and president of Technology Investment Management, Saul
B. Rosenthal, the chief operating officer of Technology Investment Management, and Lee D. Stern, the chief transaction officer of Technology Investment Management. Only Messrs. Rosenthal and Stern will devote substantially all of their business time to our operations. Neither Mr. Rosenthal nor Mr. Stern has extensive private equity investment experience, and neither Mr. Cohen nor Mr. Rosenthal has extensive private debt investment experience. Each of these individuals is an employee at will and is not subject to an employment contract. The departure of any of these employees could have a material adverse effect on our ability to achieve our investment objective.


OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS WILL DEPEND ON OUR ABILITY TO MANAGE OUR FUTURE GROWTH EFFECTIVELY

Technology Investment Management and Hill Street Advisors are newly formed investment advisers, and Technology Investment Capital is a newly organized company. As such, each entity is subject to the business risks and uncertainties associated with any new business enterprise, including the lack of experience in managing or operating a business development company. Our ability to achieve our investment objective will depend on our ability to grow, which will depend, in turn, on our investment management team's ability to identify, analyze, invest in and finance companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our management team's structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. As we grow, we and BDC Partners will need to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.


WE OPERATE IN A HIGHLY COMPETITIVE MARKET FOR INVESTMENT OPPORTUNITIES

A large number of entities will compete with us to make the types of investments that we plan to make in target technology-related companies. We will compete with a large number of private equity and venture capital funds,


--------------------------------------------------------------------------------
8

RISK FACTORS
--------------------------------------------------------------------------------

other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

OUR BUSINESS MODEL DEPENDS UPON THE DEVELOPMENT OF STRONG REFERRAL RELATIONSHIPS WITH PRIVATE EQUITY AND VENTURE CAPITAL FUNDS AND INVESTMENT BANKING FIRMS

Management maintains active communication with private equity and venture capital funds and investment banking firms in order to seek out investment opportunities. We expect that we will rely to a significant extent upon these informal relationships to provide us with deal flow. If we fail to maintain our relationships with key firms, or if we fail to establish strong referral relationships with other firms or other sources of investment opportunities, we will not be able to grow our portfolio of loans and achieve our investment objective. In addition, persons with whom we have informal relationships are not obligated to provide us with investment opportunities, and therefore, there is no assurance that such relationships will lead to the origination of debt or other investments.

WE MAY NOT REALIZE GAINS FROM OUR EQUITY INVESTMENTS

When we invest in debt securities, we generally expect to acquire warrants or other equity securities as well. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. Over time, the gains that we realize on these equity interests may offset, to some extent, losses we experience on defaults under debt securities that we hold. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

BECAUSE MOST OF OUR INVESTMENTS INITIALLY WILL NOT BE IN PUBLICLY TRADED SECURITIES, THERE WILL BE UNCERTAINTY REGARDING THE VALUE OF OUR INVESTMENTS, WHICH COULD ADVERSELY AFFECT THE DETERMINATION OF OUR NET ASSET VALUE

Our portfolio investments, at least initially, will not be in publicly traded securities. As a result, the fair value of these securities will not be readily determinable. We will value these securities at fair value as determined in good faith by the valuation committee of our board of directors. The valuation committee will utilize the services of an independent valuation firm in arriving at fair value of these securities. However, the board of directors will retain ultimate authority as to the appropriate valuation of each investment. The types of factors that the independent valuation firm will take into account in providing its fair value recommendation to the valuation committee will include, as relevant, the nature and value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

THE LACK OF LIQUIDITY IN OUR INVESTMENTS MAY ADVERSELY AFFECT OUR BUSINESS

As stated above, at least initially, most of our investments will not be in publicly traded securities. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments.

In addition, since we generally intend to invest in debt securities with a term of up to seven years and to hold our investments in debt securities and related equity securities until maturity of the debt, you should not expect


--------------------------------------------------------------------------------

RISK FACTORS
--------------------------------------------------------------------------------

realization events, if any, to occur in the near-term. In addition, we expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur.


WE MAY EXPERIENCE FLUCTUATIONS IN OUR QUARTERLY RESULTS

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.


REGULATIONS GOVERNING OUR OPERATION AS A BUSINESS DEVELOPMENT COMPANY AFFECT OUR ABILITY TO, AND THE WAY IN WHICH WE RAISE ADDITIONAL CAPITAL, WHICH MAY EXPOSE US TO RISKS, INCLUDING THE TYPICAL RISKS ASSOCIATED WITH LEVERAGE

Our business will require a substantial amount of capital in addition to the proceeds of this offering. We may acquire additional capital from the following sources:


SENIOR SECURITIES AND OTHER INDEBTEDNESS


We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If we issue senior securities, including preferred stock and debt securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. If we incur leverage to make investments, a decrease in the value of our investments would have a greater negative impact on the value of our common stock. Preferred stock is "senior" to common stock, and preferred stockholders may have separate voting rights and could delay or prevent a transaction or a change in control to the detriment of holders of common stock. If, in the future, the Company elects to raise capital in the form of non-convertible debt securities or preferred stock, this will enable the Company to make investments without issuing additional common stock and diluting investors in its common stock. If the Company issues debt securities or preferred stock, the Company, and indirectly its shareholders as investors in the Company, will bear the cost of issuing and servicing such securities. If the Company issues debt securities or preferred stock, it is likely that such securities will be governed by an indenture or other instrument containing certain covenants restricting the Company's operating flexibility. In addition, such securities may be rated by rating agencies and in obtaining a rating for such securities, the Company may be required to abide by operating and investment guidelines that could further restrict the Company's operating flexibility. The Company does not currently expect to incur any debt or issue preferred stock for the first year of operations. In addition, our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness or make payments on preferred stock would not be available for distributions to our common stockholders. Finally, a lender may impose on us operating covenants that are more restrictive than the provisions of the 1940 Act. For additional information regarding preferred stock, see "Description of our capital stock - Capital Stock - Preferred Stock."



COMMON STOCK

To the extent we are constrained in our ability to issue debt or other senior securities for the reasons given above, we will depend on issuances of common stock to finance our operations. As a business development company regulated under provisions of the 1940 Act, we are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock if the requisite number of stockholders consent and a majority of the members of our board of directors who have no financial interest in the sale (including a majority of the directors who are not "interested persons" under the 1940 Act) determine that such sale is in the best interests of Technology Investment Capital and its stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share,


--------------------------------------------------------------------------------
10

RISK FACTORS
--------------------------------------------------------------------------------

subject to applicable requirements of the 1940 Act discussed above. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease and they may experience dilution. In addition, any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.


A CHANGE IN INTEREST RATES MAY ADVERSELY AFFECT OUR PROFITABILITY

A portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities. Over time, some of our investments in debt securities will be at fixed rates and others at variable rates. We expect that initially almost all of our investments in debt securities will be at fixed rates. We may, but will not be required to, hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts, subject to applicable legal requirements, including without limitation, after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.


WE WILL BE SUBJECT TO CORPORATE INCOME TAX IF WE ARE UNABLE TO SATISFY CODE REQUIREMENTS FOR RIC QUALIFICATION

To maintain our qualification as a RIC under the Code, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and net realized short-term capital gains to our stockholders on an annual basis. Because we may use debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC. Any warrants we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the purchase price for the debt investments and warrants combined will be allocated to any corresponding warrants we receive. This will generally result in "original issue discount" for tax purposes, which we must recognize as ordinary income, increasing the amounts we are required to distribute to maintain RIC status. Although we do not expect that the original issue discount in connection with our currently anticipated portfolio companies will be significant, it is possible that, in future transactions, the original issue discount would be significant. Because these warrants would not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we will need to obtain cash from other sources to satisfy such distribution requirements. If we are unable to obtain cash from other sources to satisfy such distribution requirements, we may fail to qualify as a RIC and, thus, may be subject to corporate income tax. Other features of the debt instruments we hold may also cause them to generate original issue discount, resulting in a distribution requirement in excess of current cash interest received. To qualify as a RIC, we must also meet certain asset diversification requirements. See "Material U.S. federal income tax considerations--Taxation as a regulated investment company." These asset diversification requirements must be met at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Since most of our investments will be illiquid, any such dispositions, if possible, may not be made at advantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount of our distributions. Such a failure would have a material adverse effect on us and our shares. For additional information regarding asset coverage ratio and RIC requirements, see "Regulation--Senior securities" and "Material U.S. federal income tax considerations."


THERE ARE SIGNIFICANT POTENTIAL CONFLICTS OF INTEREST, WHICH COULD IMPACT OUR INVESTMENT RETURNS

Our executive officers and directors, and the executive officers of our investment adviser, Technology Investment Management, and its managing member, BDC Partners, as well as of our sub-adviser, Hill Street Advisors, serve or


--------------------------------------------------------------------------------

RISK FACTORS
--------------------------------------------------------------------------------

may serve as officers and directors of entities who operate in the same or related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Jonathan H. Cohen, the chief executive officer and president of Technology Investment Management, BDC Partners and Technology Investment Capital, is and, following this offering, will continue to be, the principal of JHC Capital Management, LLC ("JHC Capital Management"), a registered investment adviser. In addition, Lee D. Stern, our executive vice president and the chief transaction officer of Technology Investment Management and BDC Partners, is also a managing director of Hill Street Advisors, our sub-adviser, and a senior professional of Hill Street Capital, an affiliate of our sub-adviser; Steven P. Novak, one of our independent directors, is also the president of Palladio Capital Management, LLC, the manager of an equity-oriented hedge fund; and Charles M. Royce, the non-executive chairman of our board of directors, is the president and chief investment officer of Royce & Associates, LLC, the non-managing member of our investment adviser. In order to minimize the potential conflicts of interest that might arise, we have adopted a policy that prohibits us from making investments in, or otherwise knowingly doing business with, any company in which any fund or other client account managed by JHC Capital Management, Royce & Associates, Hill Street Advisors, Hill Street Capital, or Palladio Capital Management holds a long or short position. The investment focus of each of these entities tends to be different from that of the Company. Nevertheless, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. Also, our investment policy precluding the investments referenced above could cause us to miss out on some investment opportunities. However, our executive officers, directors, investment adviser and sub-adviser intend to treat the Company in a fair and equitable manner over time consistent with their applicable duties under law so that the Company will not be disadvantaged in relation to any other particular client. Finally, we will rent office space from BDC Partners and pay BDC Partners our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including rent and a portion of our chief financial officer's compensation, which will create conflicts of interest that our board of directors must monitor.


CHANGES IN LAWS OR REGULATIONS GOVERNING OUR OPERATIONS MAY ADVERSELY AFFECT OUR BUSINESS

We and our portfolio companies will be subject to regulation by laws at the local, state and federal level. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse effect on our business. For additional information regarding the regulations we are subject to, see "Regulation."


RISKS RELATED TO OUR INVESTMENTS

OUR PORTFOLIO MAY BE CONCENTRATED IN A LIMITED NUMBER OF PORTFOLIO COMPANIES IN THE TECHNOLOGY SECTOR, WHICH WILL SUBJECT US TO A RISK OF SIGNIFICANT LOSS IF ANY OF THESE COMPANIES DEFAULTS ON ITS OBLIGATIONS UNDER ANY OF ITS DEBT SECURITIES THAT WE HOLD OR IF THE TECHNOLOGY SECTOR EXPERIENCES A FURTHER DOWNTURN

We intend to invest the net proceeds of this offering in 15 to 20 companies. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few issuers. In addition, we intend to concentrate in the technology sector and to invest, under normal circumstances, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) in technology-related companies. As a result, a further downturn in the technology sector could materially adversely affect us.


THE TECHNOLOGY SECTOR IS SUBJECT TO MANY RISKS, INCLUDING VOLATILITY, INTENSE COMPETITION, DECREASING LIFE CYCLES AND PERIODIC DOWNTURNS

We will invest in companies in the technology sector, some of which may have relatively short operating histories. The revenues, income (or losses) and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. Also, the technology market is generally characterized by abrupt business cycles and intense competition. Since mid-2000, there has been substantial excess production capacity and a significant


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12
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RISK FACTORS
--------------------------------------------------------------------------------


slowdown in many industries in the technology sector. In addition, this overcapacity, together with a cyclical economic downturn, resulted in substantial decreases in the market capitalization of many technology companies. While such valuations have recovered to some extent in recent months, we can offer no assurance that such decreases in market capitalization will not recur, or that any future decreases in technology company valuations will be insubstantial or temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than companies in other industry sectors.


In addition, because of rapid technological change, historically, the average selling prices of products and some services provided by the technology sector have decreased over their productive lives. As a result, the average selling prices of products and services offered by our portfolio companies may decrease over time, which could adversely affect their operating results and their ability to meet their obligations under their debt securities, as well as the value of any equity securities, that we may hold. This could, in turn, materially adversely affect our business, financial condition and results of operations.

OUR INVESTMENTS IN THE TECHNOLOGY-RELATED COMPANIES THAT WE ARE TARGETING MAY BE EXTREMELY RISKY AND YOU COULD LOSE ALL OR PART OF YOUR INVESTMENT

Investment in the technology-related companies that we are targeting involves a number of significant risks, including: (1) these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment; (2) they typically have limited operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns; (3) because they are generally privately owned, there is generally little publicly available information about these businesses; therefore, although Technology Investment Management's agents will perform "due diligence" investigations on these portfolio companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses; (4) they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and (5) they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided significant "managerial assistance" to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

OUR INCENTIVE FEE MAY INDUCE TECHNOLOGY INVESTMENT MANAGEMENT TO MAKE SPECULATIVE INVESTMENTS


The incentive fee payable by us to Technology Investment Management may create an incentive for Technology Investment Management to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to the investment adviser is determined, which is calculated as a percentage of the return on invested capital, may encourage the investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock, including investors in this offering. Similarly, because the investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments, the investment adviser may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.



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                                                                              13
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RISK FACTORS
--------------------------------------------------------------------------------

OUR PORTFOLIO COMPANIES MAY INCUR DEBT THAT RANKS EQUALLY WITH, OR SENIOR TO, OUR INVESTMENTS IN SUCH COMPANIES.

We intend to invest primarily in senior debt securities, but may also invest in subordinated debt securities, issued by our portfolio companies. In some cases, however, portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on a pari passu basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, the Company will not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree or the management of such companies, as holders of their equity, may take risks or otherwise act in ways that do not best serve our interests as debt investors.



RISKS RELATING TO THIS OFFERING

THERE IS A RISK THAT YOU MAY NOT RECEIVE DIVIDENDS OR THAT OUR DIVIDENDS MAY NOT GROW OVER TIME.

We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. See "Distributions."


PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OF OUR CHARTER AND BYLAWS COULD DETER TAKEOVER ATTEMPTS AND HAVE AN ADVERSE IMPACT ON THE PRICE OF OUR COMMON STOCK

The Maryland General Corporation Law and our charter and bylaws contain provisions that may have the effect of discouraging, delaying or making more difficult a change in control and preventing the removal of incumbent directors. After completion of this offering, we will be covered by the Business Combination Act of the Maryland General Corporation Law to the extent such statute is not superseded by applicable requirements of the 1940 Act. However, our board of directors has adopted a resolution exempting any business combination between us and any other person, subject to prior approval of such business combination by our board, including a majority of our directors who are not interested persons as defined in the 1940 Act. In addition, our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. If the applicable board resolution is repealed or our board does not otherwise approve a business combination, the Business Combination Act and the Control Share Act, if we amend our bylaws to be subject to that Act, may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer. Additionally, under our charter, our board of directors is divided into three classes serving staggered terms; our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our board of directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids. These provisions may prevent any premiums being offered to you for shares of our common stock.


THE MARKET PRICE OF OUR COMMON STOCK MAY FLUCTUATE SIGNIFICANTLY

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, which may adversely affect our ability to raise capital through future equity financings. These factors, many over which we have no control and that may not be directly related to us, include the following:

   o significant volatility in the market price and trading volume of securities of closed-end investment companies, business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

   o changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;


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14

RISK FACTORS
--------------------------------------------------------------------------------

   o loss of RIC status;

   o changes in earnings or variations in operating results;

   o changes in the value of our portfolio of investments;

   o any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

   o departure of key personnel;

   o operating performance of companies comparable to us;

   o general economic trends and other external factors; and

   o loss of a major funding source.


PRIOR TO THIS OFFERING, THERE HAS BEEN NO PUBLIC MARKET FOR OUR COMMON STOCK, AND WE CANNOT ASSURE YOU THAT THE MARKET PRICE OF OUR SHARES WILL NOT DECLINE FOLLOWING THE OFFERING


We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies frequently trade at a discount from net asset value and shares of business development companies may trade at an even greater discount than shares of closed-end investment companies. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.



SALES OF SUBSTANTIAL AMOUNTS OF OUR COMMON STOCK IN THE PUBLIC MARKET MAY HAVE AN ADVERSE EFFECT ON THE MARKET PRICE OF OUR COMMON STOCK


Upon consummation of this offering, we will have 8,333,333 shares of common stock outstanding (or 9,583,333 shares of common stock outstanding if the over-allotment option is fully exercised). Following this offering, sales of substantial amounts of our common stock or the availability of such shares for sale, could adversely affect the prevailing market price for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.


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                                                                              15

--------------------------------------------------------------------------------

Use of proceeds

We estimate that the net proceeds of this offering will be approximately $115,199,995 million ($132,637,500 million if the underwriters exercises their over-allotment option in full), after deducting the underwriting discount and estimated organization and offering expenses of $1,030,000 payable by us. In addition, a portion of the net proceeds of this offering will be used to reimburse the investment adviser for approximately $ of these organizational and offering expenses that have been advanced by the investment adviser on our behalf. We plan to use a portion of the net proceeds of this offering to fund non-binding letters of intent to make investments as described under "Business--Prospective portfolio companies" elsewhere in this prospectus and to pay our operating expenses. Each of these non-binding letters of intent is conditioned upon the closing of this offering, satisfactory completion of our due diligence investigation of each target technology-related company, our acceptance of the investment terms, structure and financial covenants, the execution and delivery of final binding agreements in form satisfactory to us and the receipt of any necessary consents. Neither we nor any of the potential portfolio companies is required to enter into a final agreement under the terms of these non-binding letters of intent and each letter is subject to execution and delivery of final binding agreements in form mutually satisfactory to the parties.



We plan to invest the remainder of the net proceeds of this offering in accordance with our investment objective and policies. See "Business--General" and "Regulation--Fundamental investment policies." We estimate that it will take at least one year for us to substantially invest the net proceeds of this offering, depending on the availability of attractive opportunities and market conditions. However, we can offer no assurance that we will be able to achieve this goal.


Pending these uses, we will invest the net proceeds primarily in cash, cash equivalents, and U.S. Government securities and other high-quality debt investments that mature in one year or less. The management fee payable by us will not be reduced while our assets are invested in such securities. See "Regulation--Temporary investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.



Distributions

We intend to distribute quarterly dividends to our stockholders of at least 90% of our ordinary income and short-term capital gains, if any, out of assets legally available therefor. We generally intend to declare our first dividend prior to December 31, 2003. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount equal to the sum of (1) at least 98% of our ordinary income for the calendar year, (2) at least 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for the preceding year that were not distributed during such year. In addition, although we currently intend to distribute net realized long-term capital gains at least annually, out of assets legally available therefor, we may in the future decide to retain such capital gains for investment in accordance with our investment objective. In such event, the consequences of our retention of net realized long-term capital gains are as described under "Material U.S. federal income tax considerations."


Our current intention is to make any distributions in additional shares of our common stock under our distribution reinvestment plan, out of assets legally available therefor, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.


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16

--------------------------------------------------------------------------------

Capitalization


The following table sets forth (1) our actual capitalization at November 19, 2003 and (2) our capitalization as adjusted to reflect the effects of the sale of our common stock in this offering at an assumed public offering price of $15 per share, less the underwriting discount (sales charge) and organizational and offering expenses. You should read this table together with "Use of proceeds" and our balance sheet included elsewhere in this prospectus.



                                                                   ACTUAL     AS ADJUSTED(1)
                                                                  --------   ---------------
                                                                    (AMOUNTS IN THOUSANDS)
ASSETS:
 Cash .........................................................    $  1.5     $  115,201.5
 Total assets .................................................    $  1.5     $  115,201.5
                                                                   ======     ============
STOCKHOLDERS' EQUITY:
 Common stock, par value $.01 per share; 100,000,000 shares
   authorized, 100 shares outstanding, actual; 8,333,433 shares
   outstanding, as adjusted ...................................       0.0             83.3
 Capital in excess of par value ...............................       1.5        115,188.2
                                                                   ------
 Total stockholders' equity ...................................    $  1.5     $  115,201.5
                                                                   ======     ============



(1) Does not include the underwriters' over-allotment option of 1,250,000 shares.


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                                                                              17

--------------------------------------------------------------------------------


Discussion of the Company's expected operating plans


OVERVIEW

Technology Investment Capital was incorporated under the General Corporation Law of the State of Maryland in July 2003. We are a business development company under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in "qualifying assets," including securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less. This offering will significantly increase our capital resources.

REVENUES

We plan to generate revenue in the form of interest payable on the debt securities that we hold and capital gains, if any, on warrants or other equity securities that we acquire in portfolio companies. We expect that our investments, whether in the form of a lead investment in the debt securities of a portfolio company or a participation in a syndicated financing, will not exceed $15 million in any case. We expect these investments to have a term of up to seven years and typically to bear interest at a fixed rate that exceeds the prime rate. To the extent achievable, we will seek to collateralize our investments by obtaining security interests in our portfolio companies' assets. Interest on debt securities will generally be payable monthly or quarterly, with amortization of principal generally being deferred for at least several years from the date of the initial investment. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. We will seek to make investments in debt securities that are accompanied by warrants or other equity securities. In addition, we also expect to generate revenue in the form of commitment fees and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

EXPENSES

Our primary operating expenses will include the payment of investment management fees and the allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement. Our investment management fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. BDC Partners will compensate the sub-adviser for its services. See "Business--Investment policy," "Management --Investment advisory agreement," "-- Sub-advisory agreement" and "-- Administration agreement." We will bear all other expenses of our operations and transactions, including (without limitation) the cost of calculating our net asset value; the cost of effecting sales and repurchases of shares of our common stock and other securities; investment advisory fees; fees payable to third parties relating to, or associated with, making investments (in each case subject to approval of our board of directors); transfer agent and custodial fees; federal and state registration fees; any exchange listing fees; federal, state and local taxes; independent directors' fees and expenses; brokerage commissions; costs of proxy statements, stockholders' reports and notices; fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone, staff, independent audits and outside legal costs and all other expenses incurred by either BDC Partners or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including rent and our chief financial officer's compensation.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES


We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. Government securities and other high-quality debt investments that mature in one year or less. In the future, we may also fund a portion of our investments through borrowings from banks and issuances of senior securities. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock. Immediately after this offering, we expect to have cash resources in excess of $115,199,995 million and no indebtedness. See "Use of proceeds."


DISTRIBUTION POLICY

In order to qualify as a RIC and to avoid corporate-level tax on our income, we must distribute to our stockholders, under Subchapter M of the Code, at least 90% of our ordinary income and net realized short-term capital gains on


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18

DISCUSSION OF THE COMPANY'S EXPECTED FINANCIAL CONDITION
--------------------------------------------------------------------------------

an annual basis out of assets legally available therefor. We intend to make these distributions on a quarterly basis. In addition, we also intend to distribute any long-term capital gains at least annually out of assets legally available therefor. These distributions are generally reinvested in additional shares of our common stock through our distribution reinvestment plan. See "Distributions."


CONTRACTUAL OBLIGATIONS

We have entered into two contracts under which we have material future commitments, the Investment Advisory Agreement, pursuant to which Technology Investment Management agrees to serve as our investment adviser, and the Administration Agreement, pursuant to which BDC Partners agrees to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations. Payments under the Investment Advisory Agreement in future periods will be equal to (1) a percentage of the value of our net assets (which excludes any outstanding indebtedness, but not the liquidation preference of any outstanding preferred stock under certain circumstances) and
(2) an incentive fee based on Technology Investment Capital's performance. Payments under the Administration Agreement will be based upon our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including rent and our chief financial officer's compensation. See "Management--Investment advisory agreement" and "-- Administration agreement." For a discussion of the estimated amount of our obligations under these contracts based on a number of assumptions, see "Fees and expenses." Each of these contracts may be terminated by either party without penalty upon not more than 60 days' written notice to the other.

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                                                                              19

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Business

GENERAL

Technology Investment Capital Corp. is a business development company under the 1940 Act. Following the completion of this offering, we will provide capital to technology-related companies. In our investment activities, we intend to concentrate our investments initially in target technology-related companies. While the structure of our investments will vary, we expect to invest primarily in the debt of established target technology-related companies. We expect that most of these companies will have financial backing provided by private equity or venture capital funds or other financial or strategic sponsors at the time that we make an investment.

Our investment objective is to maximize our portfolio's total return, principally by investing in the debt and/or equity securities of technology-related companies. Our primary focus will be to seek current income through investment in non-public debt and long-term capital appreciation by acquiring accompanying warrants or other equity securities. We may also invest in the publicly-traded debt and/or equity securities of other technology-related companies.

As a business development company, we are required to invest at least 70% of our total assets in "qualifying assets," which, generally, are securities of private companies or securities of public companies whose securities are not eligible for purchase on margin (which includes many companies with thinly traded securities that are quoted in the "pink sheets" or the NASD Electronic Quotation Service). We must also offer to provide significant managerial assistance to these portfolio companies. Qualifying assets may also include cash, cash equivalents, U.S. Government securities or high-quality debt investments maturing in one year or less from the date of investment. We may invest a portion of the remaining 30% of our total assets in debt and/or equity securities of companies that are not technology-related and that may be larger than target portfolio companies. We intend to concentrate in the technology sector and to invest, under normal circumstances, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) in technology-related companies. Subject to compliance with applicable legal requirements, including without limitation, after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained, we may also use standard hedging techniques such as futures, options and forward contracts, in order to hedge our exposure to interest rate fluctuations.

We have recently entered into separate non-binding letters of intent with four potential portfolio companies. Each investment is conditioned upon the closing of this offering, satisfactory completion of our due diligence investigation of each target technology-related company, upon acceptance of the investment terms, structure and financial covenants, the execution and delivery of final binding agreements in form satisfactory to us and the receipt of any necessary consents. Neither we nor any of the potential portfolio companies is required to enter into a final agreement under the terms of these non-binding letters of intent. These four non-binding letters of intent currently constitute all of our prospective investments. For a detailed description of the proposed portfolio companies and our letters of intent, see "Business--Prospective portfolio companies."

Our investment activities will be managed by Technology Investment Management. Technology Investment Management is a newly formed investment adviser that is registered as an investment adviser under the Advisers Act. Under the Investment Advisory Agreement, we have agreed to pay Technology Investment Management an annual base management fee based on our net assets as well as an incentive fee based on our performance.

In addition, Technology Investment Management has entered into a Sub-Advisory Agreement with Hill Street Advisors. Hill Street Advisors is a newly formed affiliate of Hill Street Capital, a private investment banking firm headquartered in New York providing general financial, advisory, mergers and acquisitions, restructuring and capital raising services. Under the Sub-Advisory Agreement, Hill Street Advisors has agreed to recommend specific securities or other investments based upon our investment objectives and policies and to work with Technology Investment Management in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring such investments on our behalf. BDC Partners, as the managing member of Technology Investment Management, will compensate the sub-adviser for its services. Hill Street Advisors' fee for its services will be paid entirely by BDC Partners. In addition, we have no direct obligation to reimburse BDC Partners for any of these fees or to reimburse Hill Street Advisors for any expenses incurred while acting as our sub-adviser. See "Management--Investment advisory agreement" and "--Sub-advisory agreement" for a complete discussion of our management arrangements.


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

BUSINESS
--------------------------------------------------------------------------------

MARKET OPPORTUNITY

The three years since mid-2000 have seen dramatic shifts in the competitive landscape across the technology sector. Significant declines in corporate and consumer demand for information technology products and services have driven vigorous price competition and spurred numerous corporate reorganizations in technology-related industries. Many companies have merged with competitors, scaled-back their operations or simply closed down in response to these difficult business conditions, and we expect to see further consolidation in these industries. At the same time, technology-related companies with strong balance sheets, stable revenues and efficient operating structures are benefiting from the consolidation or elimination of competitors in their markets.


LARGE, UNDERSERVED MARKET FOR PRODUCT

In this environment, we believe that many well-positioned technology-related companies could benefit from improved access to capital and that a significant opportunity exists to provide them with capital through debt and equity investments. The compression of valuations of technology-related companies in the public equity markets, together with a steep decline in the number of successful initial public offerings, have limited the availability of public equity financing. These developments have also impeded new funding by private sources of equity capital, such as private equity and venture capital funds, to the extent they have been unable to execute successful exit strategies with respect to their portfolio holdings. At the same time, many technology-related companies have had difficulty raising alternative forms of capital. Historically, technology-related companies, and particularly earlier-stage technology-related companies, have generally relied upon equity rather than debt financing. As a result, the market for debt financing of technology-related companies is generally less developed than the debt markets serving other types of businesses. In spite of the large number of technology-related companies in the United States today, we believe that these companies are significantly underserved by traditional lenders such as banks, savings and loan institutions and finance companies for the following reasons:


NON-TRADITIONAL FINANCIAL PROFILES

The balance sheet of a technology-related company often includes a disproportionately large amount of intellectual property assets as compared to the balance sheets of basic industrial and service companies. This makes these companies difficult to evaluate using traditional lending criteria and, to the extent that creditors seek collateral, makes the process of perfecting liens on, and foreclosing on, collateral more difficult than would be the case with loans to industrial companies. In terms of the income statement profile, the high revenue growth rates characteristic of technology-related companies often render them difficult to evaluate from a credit perspective. Moreover, technology-related companies often incur relatively high expenditures for research and development, utilize unorthodox sales and marketing techniques and selling structures, and experience rapid shifts in technology, consumer demand and market share. These attributes can make it difficult for traditional lenders to analyze technology-related companies using traditional analytical methods.


INDUSTRY SCALE, CONCENTRATION AND REGULATION

Many companies in technology-related industries lack the size, and the markets in which they operate lack the concentration, necessary to justify large loans by traditional lenders. A portfolio of numerous small loans to smaller companies typically entails greater management oversight and has associated with it greater monitoring costs than a portfolio consisting of a few large loans to larger companies. As a result, small loans are less attractive for large institutions burdened by sizable administrative overhead. In the banking industry, in particular, consolidation over the last decade has increased the size, and reduced the number, of surviving banks. The surviving institutions have sought to limit their credit exposure to, and the monitoring costs associated with loans to, smaller businesses. In addition, traditional lending institutions operate in a regulatory environment that favors lending to large, established businesses. Over time, many traditional lending institutions have developed loan approval processes in response to such regulation that conflict with the entrepreneurial culture of smaller technology-related companies.

For the reasons outlined above, we believe that many viable technology-related companies have either not been able, or have elected not, to obtain financing from traditional lending institutions. We believe that these factors are likely to continue, given the ongoing consolidation in the financial services industry, and we seek to take advantage of this perceived opportunity to invest profitably in technology-related companies by purchasing their debt and equity securities.

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COMPLEMENTING PRIVATE EQUITY AND VENTURE CAPITAL FUNDS

We believe that our investment approach complements other sources of capital available to technology-related companies. For example, although we may compete with private equity and venture capital funds as a source of capital for such businesses, those types of investors typically invest solely in equity securities. We believe that the nature of our proposed investments in debt securities will be viewed by such entities as an attractive alternative source of capital. Private equity and venture capital funds often base their investments on anticipated annual internal rates of return that are substantially higher than the annual internal rates of return that we have set as our operating target. However, private equity and venture capital investments typically entail considerably more risk than the debt and equity investments that we expect to make, as they are usually uncollateralized and rank lower in priority in the capital structure of the portfolio companies. Moreover, private equity and venture capital funds often demand a significantly greater percentage of equity ownership interests than we would require. The prospect of obtaining additional capital without incurring substantial incremental dilution should make us attractive to owner-managers as a prospective source of capital.

In addition, in many cases, we expect that private equity and venture capital funds will welcome an investment by us in their portfolio companies. After making an initial investment, these funds often seek to stabilize or reduce their financial exposure to their portfolio companies, a goal that financing from us could accomplish by providing non-equity capital. In the current investment climate, it is possible that we will offer the only viable alternative source of capital for a target technology-related company other than incremental equity investments by the company's existing financial sponsors. As such, we will provide target technology-related companies and their financial sponsors with an opportunity to diversify the company's capital sources. In addition to enabling additional growth, this should facilitate access to other alternative sources of capital in the future.

As of November 2003, we have obtained several signed referral letters and a number of verbal commitments from private equity and venture capital funds to source prospective investments. In addition, to strengthen these relationships and cultivate new ones, management maintains active communication with these and other private equity and venture capital funds. Through these relationships and contacts, we anticipate that we will obtain additional commitments of this type and develop other valuable referral relationships in the future. While any referral letters and verbal commitments that we receive are not legally binding, we believe that they should provide us with access to additional target technology-related companies that may be appropriate investments.


COMPETITIVE ADVANTAGES

We believe that we are well positioned to provide financing to target technology-related companies for the following reasons:


TECHNOLOGY FOCUS

We intend to concentrate our investments in companies in technology-related industries. We believe that this focus, together with our management's experience in analyzing, investing in and financing such companies, will enable us to develop a sustainable competitive advantage. In particular, we have and expect to gain additional expertise in assessing the value of intellectual property assets, and in evaluating the operating characteristics of target technology-related companies. As we gain expertise in appraising the assets of target technology-related companies for purposes of taking collateral, we should develop a competitive advantage over less specialized lenders, particularly over lenders with limited experience in lending to such companies. We believe that our specialization in financing companies in particular industries within the technology sector will enable us to identify investment opportunities and to advise our target technology-related companies on consolidation and exit financing opportunities more rapidly and effectively than less specialized lenders.


MANAGEMENT EXPERTISE

We believe that our management's strong combination of experience and contacts in the technology sector should attract well-positioned prospective portfolio companies. Jonathan H. Cohen, the chief executive officer and president of Technology Investment Management, has more than 15 years of experience in technology-related equity research and investment. He was named to Institutional Investor's "All-American" research team in 1996, 1997 and 1998. During his career, Mr. Cohen has managed technology research groups covering computer software and hardware companies, telecommunication companies and semiconductor companies at several firms, including


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Wit SoundView, Merrill Lynch & Co., UBS Securities and Salomon Smith Barney.
Mr. Cohen is currently the portfolio manager of the Royce Technology Value Fund, a technology-focused mutual fund. Saul B. Rosenthal, the chief operating officer of Technology Investment Management, has five years of experience in the capital markets, with a focus on small to middle-market transactions in the technology sector. He recently led the private financing/public company effort at SoundView Technology Group, where he co-founded SoundView's Private Equity Group. Lee D. Stern, the chief transaction officer of Technology Investment Management, has over 20 years of financial and investment experience in leveraged finance and in financing technology companies. He is also a managing director of Hill Street Advisors, our sub-adviser, and a senior professional at Hill Street Capital. Prior to joining Hill Street Capital, Mr. Stern was a partner of Thomas Weisel Partners and its predecessor, NationsBanc Montgomery, where he focused on leveraged transactions relating to acquisition finance and leveraged buyouts, including private and public mezzanine finance. Mr. Stern was also previously a managing director at Nomura Securities International, Inc., where he played a key role in building that firm's merchant banking and principal debt investing business. Over three years, Mr. Stern led Nomura Securities International's investment of over $1 billion in 22 transactions and was a member of Nomura Securities International's commitment and underwriting committees. We believe that our management team's extensive experience in researching, analyzing and investing in technology companies will afford us a relative competitive advantage in providing financing to target technology-related companies. See "Management."


FLEXIBLE PRODUCT SUITE

We will have significant relative flexibility in selecting and structuring our investments. We will not be subject to many of the regulatory limitations that govern traditional lending institutions such as banks. Also, we will have fairly broad latitude as to the term and nature of our investments. We recognize that technology-related companies regularly make corporate development decisions that impact their financial performance, valuation and risk profile. In some cases, these decisions can favorably impact long-term enterprise value at the expense of short-term financial performance. We will seek to structure our investments so as to take into account the uncertain and potentially variable financial performance of our portfolio companies. This should enable our portfolio companies to retain access to committed capital at different stages in their development and eliminate some of the uncertainty surrounding their capital allocation decisions. We will calculate rates of return on invested capital based on a combination of up-front commitment fees, current and deferred interest rates and residual values, which may take the form of common stock, warrants, equity appreciation rights or future contract payments. We believe that this flexible approach to structuring investments will facilitate positive, long-term relationships with our portfolio companies and enable us to become a preferred source of capital to them. We also believe our approach should enable debt financing to develop into a viable alternative capital source for funding the growth of target technology-related companies that wish to avoid the dilutive effects of equity financings for existing equity holders.


LONGER INVESTMENT HORIZON

We will not be subject to periodic capital return requirements. Such requirements, which are standard for most private equity and venture capital funds, typically require that such funds return to investors the initial capital investment after a pre-agreed time, together with any capital gains on such capital investment. These provisions often force such funds to seek the return of their investments in portfolio companies through mergers, public equity offerings or other liquidity events more quickly than they otherwise might, which can result in a lower overall return to investors and adversely affect the ultimate viability of the affected portfolio companies. Because we may invest in the same portfolio companies as these funds, we are subject to these risks if these funds demand a return on their investments in the portfolio companies. We believe that our flexibility to take a longer-term view should help us to maximize returns on our invested capital while still meeting the needs of our portfolio companies.



ESTABLISHED DEAL SOURCING NETWORK

We believe that, through the senior management of Technology Investment Management and Hill Street Advisors and our directors, we have extensive contacts and sources from which to generate investment opportunities. These contacts and sources include public and private companies, private equity and venture capital funds, investment bankers, attorneys and commercial bankers. Senior management currently maintains relationships with more than 100 private equity and venture capital funds. We believe that senior management has developed a strong reputation within the investment community over their years in the investment banking, investment management and equity research businesses. We intend to utilize these relationships and the reputations of senior management to identify


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significant investment opportunities. In addition, we believe that senior management will provide substantial management advisory capabilities that will add value to our portfolio companies. Toward this end, we intend to enter into additional informal relationships with private equity and venture capital funds to seek out investment opportunities. However, we cannot assure you that we will be able to enter into any such relationships or, if we do, that such relationships will lead to the origination of debt or other investments.


INVESTMENT PROCESS


PROSPECTIVE PORTFOLIO COMPANY CHARACTERISTICS

We have identified several criteria that we believe will prove important in seeking our investment objective with respect to target technology-related companies. These criteria will provide general guidelines for our investment decisions; however, we caution you that not all of these criteria will be met by each prospective portfolio company in which we choose to invest.


EXPERIENCED MANAGEMENT

We will generally require that our portfolio companies have an experienced management team. We will also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.


SIGNIFICANT FINANCIAL OR STRATEGIC SPONSOR

We intend to invest in target technology-related companies in which established private equity or venture capital funds or other financial or strategic sponsors have previously invested and make an ongoing contribution to the management of the business. We believe that having an established financial or strategic sponsor that has a meaningful commitment to the business is a hallmark of a target portfolio company.


STRONG COMPETITIVE POSITION IN INDUSTRY

We will seek to invest in target technology-related companies that have developed a strong competitive position within their respective sector or niche of a technology-related industry.


PROFITABLE OR NEARLY PROFITABLE OPERATIONS BASED ON CASH FLOW FROM OPERATIONS

We will focus on target technology-related companies that are profitable or nearly profitable on an operating cash flow basis. Typically, we would not expect to invest in start-up companies.


POTENTIAL FOR FUTURE GROWTH

We will generally require that a prospective target technology-related company, in addition to generating sufficient cash flow to cover its operating costs and service its debt, demonstrate an ability to increase its revenues and operating cash flow over time. The anticipated growth rate of a prospective target technology-related company will be a key factor in determining the value that we ascribe to any warrants or other equity securities that we may acquire in connection with an investment in debt securities.


EXIT STRATEGY

Prior to making an investment in debt securities that is accompanied by an equity-based security in a portfolio company, we will analyze the potential for that company to increase the liquidity of its common equity through a future event that would enable us to realize appreciation, if any, in the value of our equity interest. Liquidity events may include an initial public offering, a private sale of our equity interest to a third party, a merger or an acquisition of the company or a purchase of our equity position by the company or one of its stockholders.


LIQUIDATION VALUE OF ASSETS

Although we do not intend to operate as an asset-based lender, the prospective liquidation value of the assets, if any, collateralizing the debt securities that we hold will be an important factor in our credit analysis. We will emphasize both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, customer lists, networks and databases.


DUE DILIGENCE

If a target technology-related company generally meets the characteristics described above, we will perform initial due diligence, including company and technology assessments, market analysis, competitive analysis, evaluation of


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management, risk analysis and transaction size, pricing and structure analysis.
The criteria delineated below provide general parameters for our investment decisions, although not all of such criteria will be followed in each instance. Upon successful completion of this preliminary evaluation, we will decide whether to deliver a non-binding letter of intent and move forward towards the completion of a transaction.


MANAGEMENT TEAM AND FINANCIAL SPONSOR

   o Interviews with management and significant shareholders, including any financial or strategic sponsor;

   o Review of financing history;

   o Review of management's track record with respect to product development and marketing, mergers and acquisitions, alliances, collaborations, research and development outsourcing and other strategic activities;

   o Assessment of competition; and

   o Review of exit strategies.


FINANCIAL CONDITION

   o Evaluation of future financing needs and plans;

   o Detailed analysis of financial performance;

   o Development of pro forma financial projections; and

   o Review of assets and liabilities, including contingent liabilities, if any, and legal and regulatory risks.


TECHNOLOGY ASSESSMENT

   o Evaluation of intellectual property position;

   o Review of research and development milestones;

   o Analysis of core technology under development;

   o Assessment of collaborations and other technology validations; and

   o Assessment of market and growth potential.

Upon completion of these analyses, we will conduct on-site visits with the portfolio company's senior management team.


ONGOING RELATIONSHIPS WITH PORTFOLIO COMPANIES

MONITORING

We will continuously monitor our portfolio companies in order to determine whether they are meeting our financing criteria and their respective business plans. We may decline to make additional investments in portfolio companies that do not continue to meet our financing criteria. However, we may choose to make additional investments in portfolio companies that do not do so, but that we believe will nevertheless perform well in the future.

We will monitor the financial trends of each portfolio company to assess the appropriate course of action for each company and to evaluate overall portfolio quality. Our management team will closely monitor the status and performance of each individual company on at least a quarterly and, in some cases, a monthly basis.

We have several methods of evaluating and monitoring the performance and fair value of our debt and equity positions, including but not limited to the following:

   o The amortized value of the debt securities;

   o Assessment of business development success, including product development, financings, profitability and the portfolio company's overall adherence to its business plan;


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   o Periodic and regular contact with portfolio company management to discuss financial position, requirements and accomplishments;

   o Periodic and regular formal update interviews with portfolio company management and, if appropriate, the financial or strategic sponsor;

   o Attendance at and participation in board meetings; and

   o Review of monthly and quarterly financial statements and financial projections for portfolio companies.

MANAGERIAL ASSISTANCE

As a business development company, we offer, and in many cases may provide, significant managerial assistance to our portfolio companies. This assistance will typically involve monitoring the operations of our portfolio companies, participating in their board and management meetings, consulting with and advising their officers and providing other organizational and financial guidance.


PROSPECTIVE PORTFOLIO COMPANIES


NAME AND                                    TYPE OF                       PRINCIPAL
ADDRESS                   PRODUCT/SERVICE   SECURITY         TERM         AMOUNT
------------------------- ----------------- ---------------- ------------ -------------
FOCUS INTERACTIVE, INC.   Internet          Senior secured   7 years      $10 million
One Bridge Street                           notes
Irvington, NY

MORTGAGEIT, INC.          Online mortgage   Senior secured   5 years      $10 million
33 Maiden Lane            broker            notes
New York, NY

QUESTIA MEDIA             Digital library   Senior secured   5 years      $10 million
AMERICA, INC.                               notes
3 Greenway Plaza
Suite 1700
Houston, TX

DOTPHOTO, INC.            Digital imaging   Senior secured   2 years(5)   $5 million
American Express                            notes
Park at Ewing
800 Silvia Street
West Trenton, NJ



                                                          SELECTED               STRATEGIC
                                                          INVESTORS              PARTNERS WITH
NAME AND                  PRINCIPAL                       IN PORTFOLIO           PORTFOLIO
ADDRESS                   FINANCIAL TERMS                 COMPANIES              COMPANIES
------------------------- ------------------------------- ---------------------- -------------
FOCUS INTERACTIVE, INC.   Cash interest of 10% plus       Bain Capital LLC,      N/A
One Bridge Street         2% warrants(1)(2)               JP Morgan Partners(6)
Irvington, NY

MORTGAGEIT, INC.          Cash interest of 9% initially   ING Barings, Sandler   N/A
33 Maiden Lane            plus 2% warrants(2)(3)          Capital Management(6)
New York, NY

QUESTIA MEDIA             Cash interest of 12% plus       Oppenheimer Funds,     N/A
AMERICA, INC.             6% PIK Interest(1)(4)           Inc., TA Associates,
3 Greenway Plaza                                          Inc.(6)
Suite 1700
Houston, TX

DOTPHOTO, INC.            Cash interest of 12% plus       N/A                    Verizon Wireless,
American Express          5% warrants(1)(2)                                      ALLTEL
Park at Ewing                                                                    Corporation
800 Silvia Street                                                                and U.S. Cellular
West Trenton, NJ                                                                 Corporation(7)


(1)   Denotes interest at stated annual interest rate.

(2) Denotes warrants to purchase common stock as a percentage of outstanding common stock of the portfolio company on a fully diluted basis. The proposed term of the warrants to be issued by Focus Interactive, Inc, MortgageIT, Inc, and dotPhoto, Inc., is 7 years, 5 years, and 5 years, respectively. The exercise price of the warrants in each case remains subject to negotiation between the parties.

(3) Interest rate increases to 10% after the first year and to 11% after the second year and will remain 11% for the remainder of the term.

(4)   Denotes payment-in-kind interest at stated annual interest rate.

(5) At the option of dotPhoto, the term may be extended annually, under certain conditions, for an additional three years for a maximum term of five years.


(6)   The Company does not have any relationships with these selected investors.

(7) These entities are strategic partners with whom dotPhoto has established application distributor relationships. The Company does not have any relationships with these strategic partners.


The following summary describes each of the businesses with which we have entered into a non-binding letter of intent to make an investment and which is identified in the preceding chart. We currently expect each of these non-binding letters of intent to be funded from the net proceeds of this offering. The consummation of each investment depends upon the completion of this offering and, among other things, satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment, the execution and delivery of satisfactory documentation and the receipt of any necessary consents. Unless otherwise noted, the only relationship between each prospective portfolio company and us is our non-binding letter of intent. While we may make additional investments in these businesses, our aggregate investment in any one portfolio company will not exceed $15 million. Any such additional investments will be made in accordance with our investment policies and procedures.

Based on due diligence investigations conducted to date, we believe that each of our prospective portfolio companies described below will satisfy our general financing criteria (i.e., experienced management, significant


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financial or strategic sponsor, strong position in industry, etc.). For each investment, Technology Investment Management has screened the prospective portfolio company to determine satisfaction of our general financing criteria. Subsequently, Technology Investment Management initiated a preliminary due diligence investigation of the prospective portfolio company and negotiated the terms of the non-binding letter of intent. Upon the consummation of an investment, Technology Investment Management will be responsible for monitoring and servicing the investment.

If we do not wish to make an investment, we will not be obligated to do so. Similarly, none of the portfolio companies is obligated to obtain financing from us. We can offer no assurance that we will not discover facts in the course of our due diligence that would render these investments imprudent or that any of the investments described below will actually be made.

The following information was supplied by the portfolio company or otherwise obtained from sources believed to be reliable.


FOCUS INTERACTIVE

We have signed a non-binding letter of intent to purchase up to $10 million of senior secured debt from Focus Interactive. Focus Interactive is the parent company of The Excite Network, Inc., MaxOnline, My Way and My Search. The Excite Network comprises the Internet portals iWon and Excite and focuses on generating financial returns from these websites primarily through sales of online media. MaxOnline is an Internet-based advertising networks and provides marketing solutions for a substantial portfolio of leading websites. My Way and My Search offers Internet users a simple ad-free Internet portal and search tool. These websites generate revenues primarily through sponsored search listings.

The debt securities in which we expect to invest will have a seven-year term and will bear interest at a fixed annual rate of 10%. We will receive a security interest in the assets of Focus Interactive, and the debt securities will be senior to all other indebtedness of the portfolio company except for indebtedness under certain capitalized equipment lease obligations. In connection with this investment, we will also receive warrants, for a term of seven years, to purchase up to 2% of the common stock (on a fully diluted basis) of Focus Interactive for a nominal exercise price. In addition, we will receive a funding fee equal to 1.5% of the aggregate principal amount of our investment if the investment closes.


MORTGAGEIT

We have signed a non-binding letter of intent to purchase up to $10 million of senior debt securities from MortgageIT. MortgageIT provides national online multi-lender mortgage brokerage. This service provides access to mortgage lending rates from over 120 lending institutions. MortgageIT's proprietary software enables its customers to find the lowest available interest rates on mortgages by completing and submitting a simple online application form. This application matches the prospective customer's profile, including credit quality, income, debt level and financing requirements, with lending criteria of subscribing mortgage lending institutions.

The debt securities in which we expect to invest will have a five-year term and will initially bear interest at a fixed annual rate of 9%. The interest rate will increase to 10% after the first year and to 11% after the second year and will remain at 11% for the remainder of the term. We will receive a security interest in the assets of MortgageIT, and the debt securities will be senior to all other indebtedness of the portfolio company, except for indebtedness under certain warehouse line obligations. In addition, the debt securities will rank equally with all unsubordinated indebtedness of MortgageIT. In connection with this investment, we will also receive warrants, for a term of five years, to purchase up to 2% of the common stock (on a fully diluted basis) of MortgageIT for a nominal exercise price. In addition, we will receive a funding fee equal to 1% of the aggregate principal amount of our investment if the investment closes.


QUESTIA MEDIA

We have signed a non-binding letter of intent to purchase up to $10 million of senior secured debt securities from Questia Media, of which $8 million will be funded initially and the remainder of which will be made available to Questia Media over a period of 24 months. Questia Media has developed a fully searchable electronic database of academic information content, consisting of over 45,000 complete books and more than 360,000 academic journal articles not found anywhere else on the Internet. Questia Media makes this unique database available on a


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subscription basis, primarily for student use. This online research tool enables students to search, access and interact with these frequently cited books and journals in the humanities and social sciences, from anywhere in the world. The company makes available to students the full text of these scholarly books and journals in its digital library for a monthly, quarterly, or annual fee. To complement this library, Questia Media offers a range of search, note-taking and writing tools. These tools enable students to locate information relevant to their studies quickly, to quote and cite their sources accurately, and to create properly formatted footnotes and bibliographies automatically. Questia Media believes that this package of services provides a comprehensive research environment that meets the needs of students and researchers throughout the world.

The debt securities in which we expect to invest will have a five-year term and will bear interest at a fixed annual rate of 12%. The principal amount of the investment will also have a pay-in-kind feature bearing interest at 6% on a compounded annual basis. This pay-in-kind feature will apply only to the extent that any principal amount of the investment is outstanding as of the final day of each 12-month period after the closing of the initial investment. The securities will be secured by the assets of Questia Media. In addition, if this investment closes, we will receive a funding fee equal to 1.5% of the amount, if any, made available to Questia Media in excess of $8 million at the time of such funding.

dotPHOTO

We have signed a non-binding letter of intent to purchase up to $5 million of senior secured debt securities of dotPhoto. dotPhoto has developed innovative Web-based imaging and sound technologies for enhancing, storing, sharing and printing digital images. dotPhoto seeks to become a leader in the market for wireless digital image-handling applications. In May 2003, dotPhoto was named "Editor's Choice" in a list of 10 top photo sites by CNET's Computer Shopper, a computer trade magazine, and also a finalist in QUALCOMM BREW's Best Communication Application survey. The company's services include Web and wireless "one-stop" digital image-handling services to archive, share and add sound technology to photos and to e-mail, sell and print images. dotPhoto has established application distributor relationships with several QUALCOMM BREW carriers, including Verizon Wireless, ALLTEL Corporation and U.S. Cellular Corporation. These carriers have more than 46 million estimated users.

The debt securities in which we expect to invest will have an initial term of two years which may, at the option of dotPhoto, be extended annually, under certain circumstances, for an additional three years for a maximum term of five years and will bear interest at a fixed annual rate of 12%. We will receive a security interest in the assets of dotPhoto and the debt securities will rank senior or equally with all other indebtedness of the portfolio company. In connection with this investment, we will also receive warrants, for a term of five years, to purchase up to 5% of the common stock (on a fully diluted basis) of dotPhoto for a nominal exercise price. In addition, if the investment closes, we will receive a funding fee equal to 1.5% of the aggregate principal amount of our investment.

COMPETITION

Our primary competitors to provide financing to target technology-related companies will include private equity and venture capital funds, other equity and non-equity based investment funds and investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of these entities have greater financial and managerial resources than we will have. For additional information concerning the competitive risks we face, see "Risk factors--Risks relating to our business and structure--We operate in a highly competitive market for investment opportunities."

EMPLOYEES

We do not currently have any direct employees. Prior to completion of this offering, we expect to hire an individual to act as our chief financial officer (and in the future, to the extent necessary, another individual to act as a controller). It is likely that these individuals will be employees of BDC Partners and will perform their respective functions under the terms of the Administration Agreement. Each of our executive officers described under "Management" is an officer of our investment adviser and an employee of BDC Partners or Hill Street Advisors. Our day-to-day investment operations will be managed by our investment adviser, assisted by the sub-adviser. See "Management--Investment advisory agreement" and "--Sub-advisory agreement." In addition, we will reimburse BDC Partners for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including rent and our chief financial officer's compensation. See "Management--Administration agreement" and "--Compensation of Directors."

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PROPERTIES

Our corporate headquarters are located at 8 Sound Shore Drive, Greenwich, Connecticut, in the offices of BDC Partners. We do not own or lease any office space directly; however, we will pay a portion of the rent as allocated to us by BDC Partners. We believe that our office facilities are suitable and adequate for our business as it is presently conducted.


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Management

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of five directors, three of whom are not "interested persons" of Technology Investment Capital as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who will serve at the discretion of the board of directors.


DIRECTORS AND EXECUTIVE OFFICERS

Our directors and executive officers and their positions are set forth below. The address for each director and executive officer is c/o Technology Investment Capital Corp., 8 Sound Shore Drive, Greenwich, CT 06830.


INDEPENDENT DIRECTORS

     STEPHEN P. NOVAK. Mr. Novak has 30 years of experience in securities investment and finance. Mr. Novak currently serves as president of Palladio Capital Management, LLC and as the principal and managing member of the General Partner of Palladio Partners, LP, an equities hedge fund that commenced operations in July 2002. Mr. Novak is also currently a director of two private companies. Prior to founding Palladio, Mr. Novak was a Managing Director of C.E. Unterberg, Towbin from February 1993 through December 2001. During his tenure at Unterberg, Mr. Novak founded and served as president and portfolio manager of Unterberg Harris Capital Management (now Unterberg Towbin Capital Management), a registered investment adviser, where he managed discretionary accounts, and Unterberg Harris Capital Partners I, a hedge fund. Mr. Novak subsequently served as director of research at C.E. Unterberg, Towbin, the adviser's parent company, and founded the Internet Practice within Unterberg's Corporate Finance Department. While at Unterberg, Mr. Novak also directed private equity investments on behalf of limited partnerships managed by Unterberg. Prior affiliations included Sanford C. Bernstein & Company, Inc., where Mr. Novak was a partner, member of the Investment Policy Committee and senior portfolio manager, and Harris Bankcorp, where he served as a vice president and managed a $175 million fund of employee benefit assets that invested in small and medium-sized companies. Mr. Novak received a Bachelor of Science degree from Purdue University and an M.B.A. from the Harvard Business School. He is a Chartered Financial Analyst.

     G. PETER O'BRIEN. Mr. O'Brien has 28 years of experience in the securities industry. Mr. O'Brien retired as a managing director of Merrill Lynch & Co. in 1999 after working in the Equity Capital Markets area since he joined Merrill Lynch & Co. in 1971, during which time he created the Equity Transaction Group in 1985, helped launch Merrill Lynch's London-based Equity Capital Markets Group and had primary responsibility for the pricing of all equity and convertible issues managed by Merrill Lynch. Mr. O'Brien is currently a member of the Board of Trustees of Colgate University and President of the Board of Directors of Hill House, Inc., a congregate care facility for low income elderly residents in Riverside, Connecticut. Mr. O'Brien received a Bachelor of Arts degree from Colgate University and an M.B.A. from Columbia Business School.

     TONIA L. PANKOPF. Ms. Pankopf served as an analyst with P.A.W. Capital Partners, LP from 2001 to July 2003, where she covered the technology hardware sectors. Ms. Pankopf followed the Internet and software sectors as a senior analyst and vice president at Goldman Sachs and Company from 1999 to 2001 and at Merrill Lynch & Co. from 1998 to 1999. She was an associate director in corporate finance at Deutsche Bank in the Technology Group's London office from 1997 to 1998. Prior to joining Deutsche Bank, she started her career in investment research in 1995, working as a sell-side Internet and software analyst at Salomon Smith Barney. Ms. Pankopf received a Bachelor of Arts degree summa cum laude from the University of Maryland and an M.S. from the London School of Economics.


INTERESTED DIRECTORS

     CHARLES M. ROYCE. Mr. Royce became president, chief investment officer and member of the Board of Managers of Royce & Associates (which term, as used in this prospectus, includes its corporate predecessor) in 1972 and has served in those positions for more than 30 years. He also manages or co-manages five of Royce & Associates' funds. He received a Bachelor of Arts degree from Brown University and a M.B.A. from Columbia University. Royce & Associates is a non-managing member of Technology Investment Management. Royce & Associates is registered as an investment adviser under the Advisers Act. As of September 30, 2003, Royce & Associates had more than $12 billion in assets under management. Substantially all of Royce & Associates' client accounts are managed as small and micro-cap investment products.

--------------------------------------------------------------------------------
30

MANAGEMENT
--------------------------------------------------------------------------------

     JONATHAN H. COHEN. Mr. Cohen is chief executive officer and president of Technology Investment Management and the managing member of BDC Partners, the managing member of Technology Investment Management. Mr. Cohen is also a principal of JHC Capital Management, a registered investment adviser that serves as the sub-adviser to the Royce Technology Value Fund, a technology focused mutual fund that had net assets of approximately $110 million as of September 30, 2003, and a principal of Privet Financial Securities, LLC ("Privet Financial Securities"), a registered broker-dealer and financial consultant to small to medium-sized private and public technology companies. Prior to founding JHC Capital Management in 2001, Mr. Cohen managed technology research groups at Wit SoundView from 1999 to 2001. He has also managed securities research groups at Merrill Lynch & Co. from 1998 to 1999, UBS Securities from 1997 to 1998 and Salomon Smith Barney from 1993 to 1997. Mr. Cohen has more than 15 years of experience in technology-related equity research and was named to the Institutional Investor "All-American" research team in 1996, 1997 and 1998. Mr. Cohen received a Bachelor of Arts degree in Economics from Connecticut College and an M.B.A. from Columbia University.


OFFICERS


     SAUL B. ROSENTHAL. Mr. Rosenthal is chief operating officer and Treasurer of Technology Investment Management and a member of BDC Partners, the managing member of Technology Investment Management. Mr. Rosenthal also serves as president of Privet Financial Securities (described in Mr. Cohen's biography). Mr. Rosenthal led the private financing/public company effort at SoundView Technology Group from 2000 to 2002, where he co-founded SoundView's Private Equity Group. Previously, Mr. Rosenthal was a vice president and co-founder of the Private Equity Group at Wit Capital from 1998 to 2000. Prior to joining Wit Capital, Mr. Rosenthal was an attorney at the law firm of Shearman & Sterling LLP from 1996 to 1997. He received a Bachelor of Science degree magna cum laude from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a L.L.M. (Taxation) from New York University School of Law.


     LEE D. STERN. Mr. Stern is the chief transaction officer of Technology Investment Management and BDC Partners. Mr. Stern is also a managing director of Hill Street Advisors, our sub-adviser, and a senior professional at Hill Street Capital. He has over 20 years of financial and investment experience in leveraged finance and in financing technology companies. Prior to joining Hill Street Capital, he was a partner of Thomas Weisel Partners and its predecessor, NationsBanc Montgomery, from 1997 to 2000, where he focused on leveraged transactions relating to acquisition finance and leveraged buyouts, including private and public mezzanine finance. From 1993 to 1997, Mr. Stern was a managing director at Nomura Securities International, where he played a key role in building the firm's merchant banking and principal debt investing business. He sat on Nomura Securities International's commitment and underwriting committees. He has also held managing director positions at Kidder, Peabody & Co., Inc. from 1990 to 1992 and Drexel Burnham Lambert from 1985 to 1990. Mr. Stern received a Bachelor of Arts degree from Middlebury College and a M.B.A. from the Wharton School of the University of Pennsylvania.



--------------------------------------------------------------------------------

MANAGEMENT
--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS


                     POSITION(S)    TERM OF OFFICE(1)
                    HELD WITH THE     AND LENGTH OF
NAME AND AGE           COMPANY         TIME SERVED
------------------ --------------- -------------------
Steven P. Novak    Director        August 2003 to
55                                 present

G. Peter O'Brien   Director        August 2003 to
57                                 present

Tonia L. Pankopf   Director        August 2003 to
35                                 present



                              PRINCIPAL                                               OTHER
                            OCCUPATION(S)           NUMBER OF PORTFOLIOS          DIRECTORSHIPS
                                DURING                 IN FUND COMPLEX               HELD BY
NAME AND AGE                 PAST 5 YEARS           OVERSEEN BY DIRECTOR            DIRECTOR
------------------ ------------------------------- ---------------------- ----------------------------
Steven P. Novak    President of Palladio                     One          Mr. Novak is currently a
55                 Capital Management, LLC                                director of CyberSource
                   and the principal and                                  Corporation, an online
                   managing member of the                                 payments processor for
                   General Partner of Palladio                            electronic merchants listed
                   Partners; Managing                                     on the Nasdaq National
                   Director of C.E. Unterberg,                            Market.
                   Towbin from February
                   1993 through December
                   2001.

G. Peter O'Brien   Trustee of Colgate                        One          Mr. O'Brien is a member of
57                 University; President of Hill                          the Boards of Directors of
                   House, Inc. and Managing                               the Legg Mason Family of
                   Director/Equity Capital                                Mutual Funds, The Royce
                   Markets Group of Merrill                               Funds and the Renaissance
                   Lynch & Co. (from 1971                                 IPO Plus Aftermarket
                   to 1999).                                              Fund.

Tonia L. Pankopf   Analyst with P.A.W.                       One          None
35                 Capital Partners, LP from
                   2001 to July 2003; Senior
                   Analyst and Vice President
                   at Goldman Sachs and
                   Company from 1999 to
                   2001 and at Merrill Lynch
                   & Co. from 1998 to 1999.

(1) Our board of directors is divided into three classes of directors serving staggered three-year terms. Ms. Pankopf's term will expire in 2004, the terms of Messrs. Royce and Novak will expire in 2005, and the terms of Messrs. Cohen and O'Brien will expire in 2006.

INTERESTED DIRECTORS

                        POSITION(S)       TERM OF OFFICE(1)
                       HELD WITH THE        AND LENGTH OF
NAME AND AGE              COMPANY            TIME SERVED
--------------------- --------------- ------------------------
Charles M. Royce(2)   Non-Executive   August 2003 to present
64                    Chairman of
                      the Board of
                      Directors and
                      Director

Jonathan H.           Chief           August 2003 to present
Cohen(2)              Executive
38                    Officer,
                      President and
                      Director



                              PRINCIPAL                                         OTHER
                            OCCUPATION(S)        NUMBER OF PORTFOLIOS       DIRECTORSHIPS
                                DURING              IN FUND COMPLEX            HELD BY
NAME AND AGE                 PAST 5 YEARS        OVERSEEN BY DIRECTOR          DIRECTOR
--------------------- ------------------------- ---------------------- -----------------------
Charles M. Royce(2)   President, Chief                    One          Mr. Royce is a member
64                    Investment Officer and                           of the Board of
                      Member of the Board of                           Directors of The Royce
                      Managers of Royce &                              Funds.
                      Associates; Manages
                      and co-manages five of
                      Royce & Associates'
                      funds.

Jonathan H.           Chief Executive Officer             One          None
Cohen(2)              and President of
38                    Technology Investment
                      Management and the
                      managing member of
                      BDC Partners; Principal
                      of JHC Capital
                      Management; Principal
                      of Privet Financial
                      Securities, LLC; Mr.
                      Cohen's prior business
                      experience includes
                      managing technology
                      research groups at Wit
                      SoundView from 1999
                      to 2001, managing
                      securities research
                      groups at Merrill Lynch
                      & Co. from 1998 to
                      1999, UBS Securities
                      from 1997 to 1998 and
                      Salomon Smith Barney
                      from 1993 to 1997.

(1) Our board of directors is divided into three classes of directors serving staggered three-year terms. Ms. Pankopf's term will expire in 2004, the terms of Messrs. Royce and Novak will expire in 2005, and the terms of Messrs. Cohen and O'Brien will expire in 2006.

(2) Mr. Royce is considered an "interested person" under the 1940 Act because of his relationship with Royce & Associates. Mr. Cohen is considered an "interested person" under the 1940 Act by virtue of serving as one of our officers and his relationship with the investment adviser.


--------------------------------------------------------------------------------
32

MANAGEMENT
--------------------------------------------------------------------------------

Officers



                                                                                            PRINCIPAL
                           POSITION(S)            TERM OF OFFICE                          OCCUPATION(S)
                          HELD WITH THE            AND LENGTH OF                              DURING
NAME AND AGE                 COMPANY                TIME SERVED                            PAST 5 YEARS
-------------------   --------------------   ------------------------   -------------------------------------------------
Saul B. Rosenthal     Chief Operating        August 2003 to present     Chief Operating Officer and Treasurer of
35                    Officer, Treasurer                                Technology Investment Management and a
                      and Secretary                                     member of BDC Partners; President of Privet
                                                                        Financial Securities. Mr. Rosenthal's prior
                                                                        business experience includes leading the private
                                                                        financing/public company effort at SoundView
                                                                        Technology Group from 2000 to 2002, where
                                                                        he co-founded SoundView's Private Equity
                                                                        Group, and Vice President and Co-founder of
                                                                        the Private Equity Group at Wit Capital from
                                                                        1998 to 2000.

Lee D. Stern          Executive Vice         August 2003 to present     Chief Transaction Officer of Technology
52                    President                                         Investment Management and BDC Partners;
                                                                        Managing Director of Hill Street Advisors; a
                                                                        senior professional at Hill Street Capital;
                                                                        Partner of Thomas Weisel Partners and its
                                                                        predecessor, NationsBanc Montgomery, from
                                                                        1997 to 2000.


BOARD OF DIRECTORS

Under our charter, our directors are divided into three classes. One class will hold office initially for a term expiring at the annual meeting of stockholders to be held in 2004, a second class will hold office initially for a term expiring at the annual meeting of stockholders to be held in 2005 and a third class will hold office initially for a term expiring at the annual meeting of stockholders to be held in 2006. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Ms. Pankopf's term will expire in 2004, the terms of Messrs. Royce and Novak will expire in 2005, and the terms of Messrs. Cohen and O'Brien will expire in 2006. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.


COMMITTEES OF THE BOARD OF DIRECTORS


AUDIT COMMITTEE

The members of the audit committee are Messrs. Novak and O'Brien and Ms. Pankopf, each of whom is an independent director. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls.


COMPENSATION COMMITTEE

We will not have a compensation committee because our executive officers will not receive any direct compensation from us.

--------------------------------------------------------------------------------

MANAGEMENT
--------------------------------------------------------------------------------

VALUATION COMMITTEE

The members of the valuation committee are Messrs. Novak and O'Brien and Ms. Pankopf, each of whom is an independent director. The valuation committee is responsible for reviewing and approving in good faith the fair value of debt and equity securities that are not publicly traded. The valuation committee will utilize the services of an independent valuation firm in arriving at fair value of these securities.

                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                           SECURITIES IN ALL REGISTERED
                                                          INVESTMENT COMPANIES OVERSEEN
                             DOLLAR RANGE OF EQUITY          BY DIRECTOR IN FAMILY OF
NAME OF DIRECTOR           SECURITIES IN THE COMPANY           INVESTMENT COMPANIES
-----------------------   ---------------------------   ---------------------------------
INDEPENDENT DIRECTORS
 Steven P. Novak                     None                             None
 G. Peter O'Brien                    None                             None
 Tonia L. Pankopf                    None                             None

INTERESTED DIRECTORS
 Charles M. Royce                    None                             None
 Jonathan H. Cohen(1)             $1-$10,000                      $1-$10,000

(1) Represents an indirect beneficial ownership in shares of the Company's common stock, that are beneficially owned directly by BDC Partners, by reason of Mr. Cohen's position as a principal of BDC Partners.


COMPENSATION OF DIRECTORS AND OFFICERS

The following table shows information regarding the compensation expected to be received by the independent directors and officers for the calendar year ending December 31, 2003. No compensation is paid to directors who are "interested persons."

                                                             PENSION OR           TOTAL COMPENSATION
                                     AGGREGATE           RETIREMENT BENEFITS       FROM COMPANY AND
                                 COMPENSATION FROM         ACCRUED AS PART        FUND COMPLEX PAID
NAME                               THE COMPANY(1)      OF COMPANY EXPENSES(3)        TO DIRECTOR
-----------------------------   -------------------   ------------------------   -------------------
INDEPENDENT DIRECTORS(2)
 Steven P. Novak                        $0                      None                      $0
 G. Peter O'Brien                       $0                      None                      $0
 Tonia L. Pankopf                       $0                      None                      $0

INTERESTED DIRECTORS
 Charles M. Royce                      None                     None                    None
 Jonathan H. Cohen                     None                     None                    None

OFFICERS
 Chief Financial Officer(4)             --                       --                      --

(1) We are newly formed, and the directors have waived all of their fees for the year 2003.

(2) For the fiscal year ending December 31, 2004, we estimate that each Independent Director will receive approximately $45,000 from the Company as compensation for acting in such capacity.

(3) We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.


(4) We expect to hire a chief financial officer promptly after the completion of this offering whose compensation will be paid by BDC Partners, subject to reimbursement by the Company of an allocable portion of such compensation. For the fiscal year ending December 31, 2004, we estimate that the amount of such reimbursement will be approximately $180,000.


The independent directors will receive an annual fee of $35,000 and will receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting. No additional fees will be paid in connection with attending committee meetings.


--------------------------------------------------------------------------------
34

MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISORY AGREEMENT


MANAGEMENT SERVICES

Technology Investment Management serves as our investment adviser. Technology Investment Management is a newly formed investment adviser that is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, the investment adviser will manage the day-to-day operations of, and provide investment advisory services to, Technology Investment Capital. Under the terms of an Investment Advisory Agreement, Technology Investment Management will:

   o determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

   o identify, evaluate and negotiate the structure of the investments we make;

   o close, monitor and service the investments we make; and

   o determine what securities we will purchase, retain or sell.

Technology Investment Management's services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. However, Technology Investment Management has agreed that, during the term of the Investment Advisory Agreement, it will not serve as investment adviser to any other public or private entity that utilizes a principal investment strategy of providing debt financing to target technology-related companies.


MANAGEMENT FEE

We will pay Technology Investment Management a fee for investment advisory services consisting of two components -- a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 2.00%. For services rendered under the Investment Advisory Agreement during the period commencing from the closing of this offering through and including March 31, 2004, the base management fee will be payable monthly in arrears, and will be calculated based on the initial value of our net assets upon closing. For services rendered under the Investment Advisory Agreement after March 31, 2004, the base management fee will be payable quarterly in arrears, and will be calculated based on the average value of our net assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances, repurchases or redemptions during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro rated. The liquidation preference of any issued and outstanding preferred stock will be included in the calculation of our net assets for purposes of determining the base management fee, with such liquidation preference appropriately adjusted for any share issuances, repurchases or redemptions during the current calendar quarter. Technology Investment Management has agreed to waive voluntarily that portion of the base management fee attributable to any outstanding preferred stock for any quarter in which our total return for such quarter fails to exceed the dividend rate applicable to such preferred stock. Technology Investment Management has further agreed not to terminate or modify this waiver agreement without the prior consent of its board of directors, including the separate consent of a majority of its independent directors.

The incentive fee will have two parts, as follows: One part will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income earned during the calendar quarter, minus our operating expenses for the quarter (including the base management fee and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes any consulting or other fees that we receive from portfolio companies but does not include any net realized capital gains. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to one-fourth of the applicable annual "hurdle rate." Technology Investment Management will be entitled to 20.0% of the excess (if any) of our pre-incentive fee net investment income for the quarter over one-fourth of the applicable annual
hurdle rate. The annual hurdle rate will initially be    % (which has been set
at a percentage equal to the interest rate payable, at the closing of this offering, on the most recently issued five-year U.S. Treasury Notes plus 5.0%). On November 5, 2003, the annual hurdle rate would have been 8.125%.


--------------------------------------------------------------------------------

MANAGEMENT
--------------------------------------------------------------------------------

For each calendar year commencing on or after January 1, 2005, the annual hurdle rate will be determined as of the immediately preceding December 31st by adding 5.0% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10.0%. The calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances, redemptions or repurchases during the current quarter.


The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2004, and will equal 20.0% of our net realized capital gains for the calendar year less any net unrealized capital losses at the end of such year; provided that the incentive fee as of December 31, 2004 will be calculated for a period of longer than twelve calendar months to take into account any net realized capital gains and net unrealized capital losses for the period ending December 31, 2003.


Examples of Incentive Fee Calculation

total incentive fee = income related portion of incentive fee plus capital gains portion of incentive fee

Example 1: Income-related portion of Incentive fee: (1)

Alternative 1:

Assumptions

     Investment income (including interest, dividends, fees, etc.) = 8% Hurdle rate (based on current 5-year note + 5%) = 8.125%
     Management fee = 2%
     Other expenses (legal, accounting, custodian, transfer agent, etc.) = 1%

Incentive fee = 20% x (Investment income - (hurdle rate + management fee + other expenses))

     Incentive fee = 20% x (8% - (8.125% + 2% + 1%))
             = 20% x (8% - 11.25%)
             = 20% x -3.25%
             = -.65%
             = no incentive fee

Alternative 2:

Assumptions

     Investment income (including interest, dividends, fees, etc.) = 12% Hurdle rate (based on current 5-year note + 5%) = 8.125%
     Management fee = 2%
     Other expenses (legal, accounting, custodian, transfer agent, etc.) = 1%

     Incentive fee = 20% x (12% - (8.125% + 2% + 1%))
             = 20% x (12% - 11.25%)
             = 20% x .75%
             = .15%
--------------------------------------------------------------------------------
(1) For purposes of this example, these calculations are shown on an annual basis.

--------------------------------------------------------------------------------

MANAGEMENT
--------------------------------------------------------------------------------



Example 2: Capital gains portion of incentive fee:

Assumptions

     Year 1 = no net realized capital gains or losses
     Year 2 = 6% net realized capital gains and 1% net unrealized capital losses

     Capital gain incentive fee = 20% x (net realized capital gains for year less net unrealized capital losses at year end)

     Year 1 incentive fee = 20% x (0)
             = 0
             = no incentive fee

     Year 2 incentive fee = 20% x (6%-1%)
             = 20% x (5%)
             = 1%

-------------------------------------------------------------------------------
Total incentive fee:
To determine the total incentive fee, you must add the income-related portion of the incentive fee with the capital gains portion of the incentive fee. For example, if the income-related portion of the incentive fee is .15% as set forth in Alternative 2 to the first example above and the capital gains portion of the incentive fee is 1.0% as set forth in Year 2 to the second example above, the total incentive fee would be 1.15% as a percentage of our total net assets. These amounts are based on the hypothetical amounts reflected in the above examples and the actual amount for either portion of the incentive fee may differ.




PAYMENT OF OUR EXPENSES

All personnel of the investment adviser when and to the extent engaged in providing investment advisory services, and the compensation and expenses of such personnel allocable to such services, will be provided and paid for by BDC Partners, the investment adviser's managing member. We are responsible for all other costs and expenses of our operations and transactions, including (without limitation) the cost of calculating our net asset value; the cost of effecting sales and repurchases of shares of our common stock and other securities; investment advisory fees; fees payable to third parties relating to, or associated with, making investments (in each case subject to approval of our board of directors); transfer agent and custodial fees; federal and state registration fees; any exchange listing fees; federal, state and local taxes; independent directors' fees and expenses; brokerage commissions; costs of proxy statements, stockholders' reports and notices; fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone, staff, independent audits and outside legal costs and all other expenses incurred by either BDC Partners or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including rent and our chief financial officer's compensation.

DURATION AND TERMINATION

The Investment Advisory Agreement was approved by our board of directors on August 1, 2003 and October 28, 2003. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days' written notice to the other. See "Risk factors -- Risks relating to our business and structure -- We are dependent upon Technology Investment Management's key management personnel for our future success, particularly Jonathan H. Cohen, Saul B. Rosenthal and Lee
D. Stern."


--------------------------------------------------------------------------------

MANAGEMENT
--------------------------------------------------------------------------------

INDEMNIFICATION

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Technology Investment Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it, including without limitation BDC Partners, are entitled to indemnification from Technology Investment Capital for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Technology Investment Management's services under the Investment Advisory Agreement or otherwise as an investment adviser of Technology Investment Capital.


ORGANIZATION OF THE INVESTMENT ADVISER

Technology Investment Management is a newly formed Delaware limited liability company that is registered as an investment adviser under the Advisers Act. BDC Partners, a Delaware limited liability company, is its managing member and provides the investment adviser with all personnel necessary to manage our day-to-day operations and provide the services under the Investment Advisory Agreement. BDC Partners has no investment advisory operations separate from serving as the managing member of Technology Investment Management. The principal address of Technology Investment Management and BDC Partners is 8 Sound Shore Drive, Suite 215, Greenwich, Connecticut 06830.

Royce & Associates, a Delaware limited liability company, is the investment adviser's non-managing member. Royce & Associates has agreed to make Mr. Royce or certain other portfolio managers available to the investment adviser to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc., a publicly held financial services company that is the parent of one of our underwriters.


INVESTMENT PERSONNEL

In addition to the individuals who serve as our executive officers as discussed above (see "Management -- Executive officers and directors"), senior management of Technology Investment Management includes the following persons:

     DAVID J. GROSSMAN, PH.D. Dr. Grossman is a director of Technology Investment Management. He co-founded and developed the $100 million financial technology and services venture capital fund at Toronto Dominion Bank, where, as a vice president of the private equity group from 1999 to 2001 and an associate from 1997 to 1999, he also sourced, analyzed and made investments in a number of telecommunications companies. During his tenure at Toronto Dominion Bank, Dr. Grossman was involved with more than 20 investments and served on the Board of Directors of six private companies. Previously, he was a management consultant with A.T. Kearney, from 1994 to 1997, where he advised Fortune 500 companies on strategic, cost reduction, activity-based costing and operations improvement issues. Since 2001, Dr. Grossman has operated his own consulting firm, working closely with a number of small and mid-sized companies where his role has ranged from serving as senior executive to capital-raising and mergers and acquisitions activities to advising on financial, strategic and operational issues. Dr. Grossman received a Ph.D. in business economics and an M.A. from Harvard University in 1994 and 1992, respectively, and an undergraduate degree in applied math-computer science from Brown University in 1989.

     JON VANDEN HEUVEL. Mr. Vanden Heuvel is a managing director of Technology Investment Management. He is also a managing director of Privet Financial Securities. He was most recently a director for SoundView Technology Group, from 2001 to 2002, where he was responsible for European telecommunications equity research. Before joining SoundView, Mr. Vanden Heuvel was an investment banker with Credit Suisse First Boston in New York, from 1996 to 2000, where he was a vice president in the media and telecommunications group. Before Credit Suisse First Boston, Mr. Vanden Heuvel worked for Dr. Henry Kissinger, president of Kissinger Associates Inc., an international business consulting firm, from 1990 to 1995. Mr. Vanden Heuvel received a Bachelor of Arts degree from Lawrence University in 1985, a Master of Arts degree from Columbia University in 1989 and a Ph.D. in history from Columbia University in 1996.

     BARRY A. OSHEROW. Mr. Osherow is a vice president of Technology Investment Management. He has nine years of experience in financing companies. Since 2002, Mr. Osherow has been, and is currently, vice president of


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MANAGEMENT
--------------------------------------------------------------------------------

Privet Financial Securities. He was previously at SoundView Technology Group from 1996 to 2002, where he was most recently employed as an associate in the Private Equity Group, which he co-founded in 1998. Mr. Osherow was a founding employee of Wit Capital in 1996 and worked on developing several business units, including brokerage, public relations, equity sales and marketing. Prior to Wit Capital, he was vice president of Spring Street Brewing Company from 1995 to 1996, where he was in charge of sales, marketing and merchandising. He began his career at Lehman Brothers from 1994 to 1995. Mr. Osherow received a Bachelor of Science degree from Babson College in 1994.

SUB-ADVISORY AGREEMENT

SUB-ADVISORY SERVICES

Technology Investment Capital, Technology Investment Management, BDC Partners and Hill Street Advisors are parties to a Sub-Advisory Agreement pursuant to which, subject to the oversight of our board of directors and Technology Investment Management, Hill Street Advisors will perform the following services as well as other related services as may be requested from time to time by Technology Investment Management:

   o recommend specific securities or other investments based upon our investment objectives and policies and work with Technology Investment Management in arranging or effecting the acquisition or disposition of such investments;

   o participate in the structuring of debt and equity securities;

   o assist in determining and negotiating the terms and conditions under which we may purchase such securities from prospective portfolio companies;

   o monitor a portfolio company's operations with respect to the ongoing credit quality of such investment; and

   o provide Technology Investment Management with records concerning its activities in accordance with the Advisers Act and 1940 Act.

Hill Street Advisors' fee for its services will be paid entirely by BDC Partners and not by Technology Investment Capital. In addition, we have no direct obligation to reimburse BDC Partners for any of these fees or to reimburse Hill Street Advisors for any expenses incurred while acting as our sub-adviser. Under the terms of the Sub-Advisory Agreement, Hill Street Advisors will appoint one person to Technology Investment Management's investment committee. This committee will require unanimous approval to invest in any portfolio company.

DURATION AND TERMINATION

The Sub-Advisory Agreement was approved by our board of directors on August 1, 2003 and October 28, 2003. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Sub-Advisory Agreement will automatically terminate in the event of its assignment or upon termination of the Investment Advisory Agreement. The Sub-Advisory Agreement may be terminated by Hill Street Advisors upon not less than 60 days' written notice, and by any of the other parties upon no more than 30 days' written notice, to the other parties, in any such case without penalty.

INDEMNIFICATION

The Sub-Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties, the sub-adviser (and its officers, directors, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the sub-adviser) is entitled to indemnification from Technology Investment Capital for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the sub-adviser's services under the agreement or the sale of securities of Technology Investment Capital.


ORGANIZATION OF THE SUB-ADVISER

Hill Street Advisors, a newly formed Delaware limited liability company, is registered as an investment adviser under the Advisers Act. Each of John G. Brim and Lorenzo D. Weisman owns 50% of the outstanding equity interest in Hill Street Advisors. Hill Street Advisors' principal office is located at 126 East 56th Street, New York, NY 10022.


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MANAGEMENT
--------------------------------------------------------------------------------

Hill Street Advisors' services under the Sub-Advisory Agreement are exclusive during the term of this Agreement, and neither it nor any of its affiliated entities will render similar services to any other person, firm or entity.

ADMINISTRATION AGREEMENT

Pursuant to a separate Administration Agreement, BDC Partners will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, BDC Partners also will perform, or oversee the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, BDC Partners will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement will be based upon our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including rent and our chief financial officer's compensation. The Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

INDEMNIFICATION

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, BDC Partners and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Technology Investment Capital for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of BDC Partner's services under the Administration Agreement or otherwise as administrator for Technology Investment Capital.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Our board of directors determined at meetings held on August 1, 2003 and October 28, 2003, to approve the Investment Advisory Agreement and the Sub-Advisory Agreement (together, the "Advisory Agreements"). In its consideration of the Advisory Agreements, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by the investment adviser and sub-adviser; (b) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (c) our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (d) any existing and potential sources of indirect income to the investment adviser, sub-adviser or BDC Partners from their relationships with us and the profitability of those relationships; (f) information about the services to be performed and the personnel performing such services under the Advisory Agreements; (g) the organizational capability and financial condition of the investment adviser and sub-adviser and their affiliates; (h) the investment adviser and sub-adviser's practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers' provision of brokerage and research services to the investment adviser or sub-adviser; and (i) the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and its discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory fee rates were reasonable in relation to the services to be provided. The non-interested directors were represented by independent counsel, who assisted them in their deliberations.



Certain relationships

We have entered into the Investment Advisory Agreement with Technology Investment Management. Technology Investment Management is controlled by BDC Partners, its managing member. In addition to BDC Partners, Technology Investment Management is owned by Royce & Associates as the non-managing member. See "Management--Investment advisory agreement." BDC Partners, as the managing member of Technology Investment Management and our controlling shareholder prior to this offering, manages the business and internal affairs of Technology Investment Management. In addition, BDC Partners provides us with office facilities and administrative services pursuant to the Administration Agreement. Jonathan H. Cohen, our chief executive officer and


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40

CERTAIN RELATIONSHIPS
--------------------------------------------------------------------------------

president, as well as a director, is the managing member of and controls BDC Partners. Saul B. Rosenthal, our chief operating officer, is also the chief operating officer of Technology Investment Management and a member of BDC Partners.

We have entered into a Sub-Advisory Agreement with Hill Street Advisors, Technology Investment Management and BDC Partners. Lee D. Stern, our executive vice president, is chief transaction officer of Technology Investment Management, a managing director of Hill Street Advisors and a senior professional at Hill Street Capital, an affiliate of Hill Street Advisors. See "Management--Sub-advisory agreement." Under the Sub-Advisory Agreement, Hill Street Advisors will provide various advisory services to us and Technology Investment Management, our investment adviser.

Charles M. Royce, a director and the non-executive chairman of our board of directors, is president and chief investment officer of Royce & Associates. Royce & Associates, as the non-managing member of our investment adviser, will not take part in the management or participate in the operations of Technology Investment Management. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc. Legg Mason Wood Walker, Incorporated, a wholly owned subsidiary of Legg Mason, Inc. is one of our underwriters.


JHC Capital Management, a registered investment adviser owned by Mr. Cohen, has invested on behalf of certain of its discretionary advisory clients in CyberSource Corporation, a public company engaged in the business of processing online payments for electronic merchants listed on the Nasdaq National Market. Mr. Novak, an independent director of Technology Investment Capital, is also an independent director of CyberSource Corporation. JHC Capital Management's discretionary advisory clients own in the aggregate less than 5% of the outstanding common stock (on a fully diluted basis) of CyberSource Corporation.


Saul B. Rosenthal, Chief Operating Officer, Treasurer and Secretary of the Company, holds less than a 0.02% limited partnership interest in Dawntreader Fund II, a private equity partnership which owns less than 5% of MortgageIT, Inc.

Control persons and principal stockholders

Immediately prior to the completion of this offering, there will be 100 shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.


                                                                    PERCENTAGE OF COMMON STOCK OUTSTANDING
                                                           ---------------------------------------------------------
                                                                   IMMEDIATELY                   IMMEDIATELY
                                                                  PRIOR TO THIS                  AFTER THIS
                                                                     OFFERING                    OFFERING(1)
NAME AND ADDRESS                 TYPE OF OWNERSHIP          SHARES OWNED    PERCENTAGE    SHARES OWNED    PERCENTAGE
-------------------------------- -----------------------   --------------  ------------  --------------  -----------
BDC Partners, LLC(2) ........... Record and beneficial     100                 100.0%    100                0.0012%
All officers and directors as a
 group (7 persons)(3) .......... Beneficial                100                 100.0%    100                0.0012%



(1) Assumes issuance of 8,333,333 shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters' over-allotment option.


(2) The beneficial interest holders of all of the equity interest in BDC Partners, LLC are Jonathan H. Cohen and Saul B. Rosenthal.

(3) The address for all officers and directors is c/o Technology Investment Capital Corp., 8 Sound Shore Drive, Greenwich, CT 06830. Their ownership is attributable to the shares owned by BDC Partners.


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                                                                              41

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
--------------------------------------------------------------------------------

OUTSTANDING SECURITIES

The following table sets forth certain information regarding the Company's authorized shares and shares outstanding as of November , 2003.

                                          AMOUNT HELD BY COMPANY OR
TITLE OF CLASS      AMOUNT AUTHORIZED          FOR ITS ACCOUNT         AMOUNT OUTSTANDING
----------------   -------------------   --------------------------   -------------------
Common stock          100,000,000                   0                         100

Determination of net asset value

The net asset value per share of our outstanding shares of common stock will be determined quarterly, as soon as practicable after, and as of the end of, each calendar quarter, by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which such determination is made.

In calculating the value of our total assets, we will value securities that are publicly traded at the closing price on the valuation date. Debt and equity securities that are not publicly traded are valued at fair value as determined in good faith by the valuation committee of our board of directors. The valuation committee will utilize the services of an independent valuation firm in arriving at the fair value of these securities. However, the board of directors will retain ultimate authority as to the appropriate valuation of each investment. The types of factors that an independent valuation firm may take into account in providing its fair value recommendation to the valuation committee may include, as relevant, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors.

Determination of fair values involves subjective judgment and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.


Distribution reinvestment plan

We have adopted a distribution reinvestment plan (the "Plan"), through which all net investment income dividends and capital gains distributions are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in the Company and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a distribution in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Equiserve, Inc. and Equiserve Trust Company, N.A., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the Plan for each stockholder who has not elected to receive distributions in cash ("Participant") and hold such shares in non-certificated form. Upon request by a Participant, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the Participant's account, issue a certificate registered in the Participant's name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We use only newly-issued shares to implement the Plan, whether our shares are trading at a premium or at a discount to net asset value. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq National Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq National Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares


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42
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DISTRIBUTION REINVESTMENT PLAN
--------------------------------------------------------------------------------

of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.


There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. The plan administrator's fees for handling distributions in stock are paid by the Company. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a Participant elects by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant's account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $2.50 transaction fee plus brokerage commissions from the proceeds.


Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder.

The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. All correspondence concerning the Plan should be directed to the plan administrator by mail at 150 Royal Street, Canton, MA 02021 or by phone at 1-800-426-5523.


Material U.S. federal income tax considerations

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A "U.S. stockholder" generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

   o a citizen or individual resident of the United States;

   o a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof; or

   o a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A "Non-U.S. stockholder" is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding


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                                                                              43
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MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------

the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our ordinary income plus the excess of net realized short-term capital gains over net realized long-term capital losses (the "Annual Distribution Requirement").


TAXATION AS A REGULATED INVESTMENT COMPANY

If we:

  o qualify as a RIC; and

  o satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) we distribute to stockholders, other than any built-in gain with respect to assets held by us prior to our qualification as a RIC, unless we make a special election to pay corporate-level tax on such gain recognized within 10 years after the effective date of our election to be treated as a RIC. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the "Excise Tax Avoidance Requirement"). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

   o qualify as a business development company under the 1940 Act at all times during each taxable year;

   o derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the "90% Income Test"); and

   o diversify our holdings so that at the end of each quarter of the taxable year:

     o at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

     o no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses (the "Diversification Tests").

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original


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MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------

issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation--Senior securities." Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders, and all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits). In contrast, following the effective date of our election to be treated as a RIC, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated, and, as explained below, a portion of our distributions or deemed distributions may be characterized as long-term capital gain in the hands of stockholders. From the date hereof through the date on which our election to be treated as a RIC becomes effective, we will continue to be taxed as an ordinary corporation under Subchapter C. See "Election to be taxed as a regulated investment company" above.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

TAXATION OF U.S. STOCKHOLDERS

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gains at least annually out of assets legally available therefor, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his, her or its common stock. Since


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MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------

we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder's other federal income tax obligations or may be refunded to the extent it exceeds a stockholder's liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of net long-term capital gain over net realized short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder's particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualifying dividends.

We may be required to withhold federal income tax ("backup withholding") currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income


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MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
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to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability, provided that proper information is provided to the IRS.

TAXATION OF NON-U.S. STOCKHOLDERS

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our "investment company taxable income" to Non-U.S. stockholders (including interest income and net short-term capital gain, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors. The cash dividend(s) we intend to pay to our stockholders representing all of our accumulated earnings and profits, if any, for the period from our inception through the effective date of our election to be treated as a RIC, generally will be taxable to Non-U.S. stockholders in the same manner as distributions of our investment company taxable income.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

FAILURE TO QUALIFY AS A RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain.


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Description of our capital stock

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

CAPITAL STOCK

Our authorized capital stock consists of 100,000,000 shares of stock, par value $.01 per share, all of which is initially designated as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We have applied to list our common stock on the Nasdaq National Market under the ticker symbol "TICC". There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

COMMON STOCK

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Technology Investment Capital, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

PREFERRED STOCK

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that
(1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.


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DESCRIPTION OF OUR CAPITAL STOCK
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LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE
OF EXPENSES

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.


Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.



Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.


The Company's insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that a present or former director or officer of the Company has performed for another entity at our request. These is no assurance that such entities will in fact carry such insurance. However, we note that the Company does not expect to request its present or former directors or officers to serve another entity as a director, officer, partner or trustee unless the Company can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.



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DESCRIPTION OF OUR CAPITAL STOCK
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PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.


CLASSIFIED BOARD OF DIRECTORS

Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2004, 2005 and 2006, respectively. Beginning in 2004, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.


ELECTION OF DIRECTORS

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.


NUMBER OF DIRECTORS; VACANCIES; REMOVAL

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than one nor more than twelve. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under Maryland law, a director on a classified board may be removed only for cause and then only by the affirmative vote of at least a majority of the votes entitled to be cast in the election of directors.


ACTION BY STOCKHOLDERS

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.


ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER NOMINATIONS AND STOCKHOLDER PROPOSALS

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.


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DESCRIPTION OF OUR CAPITAL STOCK
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The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.


CALLING OF SPECIAL MEETINGS OF STOCKHOLDERS

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

APPROVAL OF EXTRAORDINARY CORPORATE ACTION; AMENDMENT OF CHARTER AND BYLAWS

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that at least 75% of our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, our dissolution, an amendment to our charter that requires stockholder approval, a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. If an extraordinary matter submitted to stockholders by the board of directors is approved and advised by less than 75% of our directors, such matter will require approval by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.


NO APPRAISAL RIGHTS

Except with respect to appraisal rights arising in connection with the Control Shares Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.


CONTROL SHARE ACQUISITIONS

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the "Control Share Act"). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

o  one-tenth or more but less than one-third,

o  one-third or more but less than a majority,

o  or a majority or more of all voting power.

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DESCRIPTION OF OUR CAPITAL STOCK
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The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

BUSINESS COMBINATIONS

Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

o any person who beneficially owns 10% or more of the voting power of the corporation's shares; or

o an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

o 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

o two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.


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DESCRIPTION OF OUR CAPITAL STOCK
--------------------------------------------------------------------------------

These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.


CONFLICT WITH 1940 ACT

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.


REGULATION

We are a business development company under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.


QUALIFYING ASSETS

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company. An "eligible portfolio company" is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)        satisfies any of the following:

o does not have any class of securities with respect to which a broker or dealer may extend margin credit;

o is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

o is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.


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(2)   Securities of any eligible portfolio company which we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company and is in bankruptcy and subject to reorganization.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.


SIGNIFICANT MANAGERIAL ASSISTANCE

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1),
(2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.


TEMPORARY INVESTMENTS

Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.


FUNDAMENTAL INVESTMENT POLICIES

The restrictions identified as fundamental below, along with our investment objective of seeking to maximize total return, are our only fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of our outstanding voting securities, as defined in the 1940 Act. The percentage restrictions set forth below, as well as those contained elsewhere in this prospectus, other than the restriction pertaining to the issuance of senior securities, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

As a matter of fundamental policy, we will not: (1) act as an underwriter of securities of other issuers (except to the extent that we may be deemed an "underwriter" of securities we purchase that must be registered under the Securities Act before they may be offered or sold to the public); (2) purchase or sell real estate or interests in real


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REGULATION
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estate or real estate investment trusts (except that we may (A) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, or in connection with foreclosure on collateral,
(B) own the securities of companies that are in the business of buying, selling or developing real estate or (C) finance the purchase of real estate by our portfolio companies); (3) sell securities short (except with regard to managing the risks associated with publicly-traded securities issued by our portfolio companies); (4) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); or (5) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations or in hedging the risks associated with interest rate fluctuations), and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly-traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations, and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, unless otherwise permitted by the 1940 Act, we currently cannot acquire more than 3% of the voting securities of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest, in the aggregate, in excess of 10% of the value of our total assets in the securities of one or more investment companies. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

SENIOR SECURITIES

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes. For a discussion of the risks associated with the resulting leverage, see "Risk factors--Risks relating to our business and structure--Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital, which may expose us to risks, including the typical risks associated with leverage."

CODE OF ETHICS

We, Technology Investment Management, BDC Partners and Hill Street Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements.

You may read and copy each code of ethics at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. In addition, each code of ethics is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to our investment adviser, Technology Investment Management. The Proxy Voting Policies and Procedures of Technology Investment Management are set forth below. (The


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REGULATION
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guidelines are reviewed periodically by Technology Investment Management and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, "we" "our" and "us" refers to Technology Investment Management).


INTRODUCTION

As an investment adviser registered under the Investment Advisers Act of 1940, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Investment Advisers Act of 1940.


PROXY POLICIES

These policies are designed to be responsive to the wide range of subjects that may be the subject of a proxy vote. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. In general, we will vote proxies in accordance with these guidelines unless: (1) we have determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we might find it necessary to vote contrary to our general guidelines to maximize shareholder value and vote in our clients' best interests. In such cases, a decision on how to vote will be made by the Proxy Voting Committee (as described below). In reviewing proxy issues, we will apply the following general policies:


ELECTIONS OF DIRECTORS

In general, we will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, the Proxy Voting Committee will determine the appropriate vote on the matter. We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.


APPOINTMENT OF AUDITORS

We believe that the company remains in the best position to choose the auditors and will generally support management's recommendation.


CHANGES IN CAPITAL STRUCTURE

Changes in a company's charter, articles of incorporation or by-laws may be required by state or federal regulation. In general, we will cast our votes in accordance with the company's management on such proposals. However, the Proxy Voting Committee will review and analyze on a case-by-case basis any proposals regarding changes in corporate structure that are not required by state or federal regulation.


CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS

We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the Proxy Voting Committee will analyze such proposals on a case-by-case basis.


PROPOSALS AFFECTING SHAREHOLDER RIGHTS

We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.


CORPORATE GOVERNANCE

We recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company.


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REGULATION
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ANTI-TAKEOVER MEASURES

The Proxy Voting Committee will evaluate, on a case-by-case basis, proposals regarding anti-takeover measures to determine the measure's likely effect on shareholder value dilution.


STOCK SPLITS

We will generally vote with management on stock split matters.


LIMITED LIABILITY OF DIRECTORS

We will generally vote with management on matters that would affect the limited liability of directors.


SOCIAL AND CORPORATE RESPONSIBILITY

The Proxy Voting Committee may review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.


PROXY VOTING PROCEDURES

We will generally vote proxies in accordance with these guidelines. In circumstances in which (1) we have determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we might find it necessary to vote contrary to our general guidelines to maximize shareholder value and vote in our clients' best interests, the Proxy Voting Committee will vote the proxy.


PROXY VOTING COMMITTEE

We have formed a proxy voting committee to establish general proxy policies and consider specific proxy voting matters as necessary. In addition, members of the committee may contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committee will include relevant senior personnel. The committee may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committee monitors adherence to guidelines, and reviews the policies contained in this statement from time to time.


CONFLICTS OF INTEREST

We recognize that there may be a potential conflict of interest when we vote a proxy solicited by an issuer that is our advisory client or a client or customer of one of our affiliates or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that adherence to these policies and procedures ensures that proxies are voted with only our clients' best interests in mind. To ensure that our votes are not the product of a conflict of interests, we require that: (i) anyone involved in the decision making process (including members of the Proxy Voting Committee) disclose to the chairman of the Proxy Voting Committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.


PROXY VOTING

Each account's custodian will forward all relevant proxy materials to us, either electronically or in physical form to the address of record that we have provided to the custodian.


PROXY RECORDKEEPING

We must retain the following documents pertaining to proxy voting:

o  copies of our proxy voting polices and procedures;

o  copies of all proxy statements;

o  records of all votes cast by us;

o copies of all documents created by us that were material to making a decision how to vote proxies or that memorializes the basis for that decision; and


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REGULATION
--------------------------------------------------------------------------------

o copies of all written client requests for information with regard to how we voted proxies on behalf of the client as well as any written responses provided.

All of the above-referenced records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made. The first two years of records must be maintained at our office.


PROXY VOTING RECORDS

Clients may obtain information about how we voted proxies on their behalf by making a written request for proxy voting information to: Compliance Officer, Technology Investment Management, LLC, 8 Sound Shore Drive, Suite 215, Greenwich, CT 06830.


Shares eligible for future sale


Upon completion of this offering, 8,333,333 shares of our common stock will be outstanding, based on the number of shares outstanding on November 19, 2003, assuming no exercise of the underwriters' over-allotment option. Of these shares, 8,333,333 shares of our common stock sold in this offering will be freely tradeable without restriction or limitation under the Securities Act, other than shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act.


Share repurchases

Stockholders will not have the right to cause us to repurchase their shares. Although we will not offer to repurchase the stockholders' shares on a periodic basis, we may offer to repurchase their shares if our board of directors deems it advisable. We may repurchase their shares under the 1940 Act: (1) on a securities exchange or such other open market as may be designated by the SEC (provided that we have, in any such case, informed holders of the class of stock involved within the preceding six months of our intention to repurchase such stock), (2) by a tender offer open to all holders of the class of shares involved or (3) as otherwise permitted by the SEC and the Maryland General Corporation Law. If we intend to repurchase our shares other than on a securities exchange, in the open market or by making a tender offer, a rule adopted by the SEC under the 1940 Act provides that we must meet certain conditions regarding the distribution of our net income, the identity of the seller, the price paid, any brokerage commissions, prior notice to holders of the class of shares involved of an intention to purchase such shares and that the purchase is not being made in a manner or on a basis which discriminates unfairly against the other holders of such class.


Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies frequently trade at a discount from net asset value and shares of business development companies may trade at an even greater discount than shares of closed-end investment companies. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. The market price of our common stock will be determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. We cannot assure you that we will ever conduct any open market purchases, and if we do conduct open market purchases, we may terminate them at any time. If we repurchase our shares for a price below their net asset value, the net asset value of those shares that remain outstanding would be enhanced. This does not necessarily mean, however, that the market price of those outstanding shares would be affected, either positively or negatively. Repurchases of shares by us would also decrease our total assets and accordingly may increase our expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such share repurchase transactions would reduce our net income.


Custodian, transfer and dividend paying agent and registrar


Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is: 225 Franklin Street, Boston, MA 02110. EquiServe, Inc. and EquiServe Trust Company, N.A. (collectively, the "Transfer Agent") will act as our transfer agent, dividend paying agent and registrar. The principal business address of the Transfer Agent is 150 Royal Street, Canton, MA 02021.



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


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Brokerage allocation and other practices

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Technology Investment Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While the investment adviser will generally seek reasonably competitive trade execution costs, Technology Investment Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Technology Investment Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.


Underwriting

We and the underwriters for this offering named below have entered into an underwriting agreement concerning the shares being offered. Subject to conditions, each underwriter has severally agreed to purchase the number of shares indicated in the following table and UBS Securities, LLC, Jefferies & Company, Inc., Legg Mason Wood Walker, Incorporated, RBC Dain Rauscher Inc., and JMP Securities LLC are the representatives of the underwriters.

                                                    NUMBER OF
UNDERWRITERS                                      COMMON SHARES
----------------------------------------------   --------------
UBS Securities LLC ...........................
Jefferies & Company, Inc. ....................
Legg Mason Wood Walker, Incorporated .........
RBC Dain Rauscher Inc. .......................
JMP Securities LLC ...........................
                                                 --------------
 Total .......................................
                                                 ==============

If the underwriters sell more shares than the total number set forth in the table above, the underwriters have a 30-day option to buy up to shares from us, at the public offering price less the underwriting discount (sales load), to cover these sales. If any shares are purchased under this option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

The following table provides information regarding the amount of the discount to be paid to the underwriters by us:

                                         PAID BY US
                      -------------------------------------------------
                           NO EXERCISE OF           FULL EXERCISE OF
                       OVER-ALLOTMENT OPTION     OVER-ALLOTMENT OPTION
                      -----------------------   -----------------------
Per share .........              $                         $
Total .............              $                         $

We estimate that the total expenses of this offering payable by us, excluding
the underwriting discount, will be approximately $           .


At our request, the underwriters have reserved up to 1,250,000 shares of our common stock for sale, at the public offering price on the cover of this prospectus less the sales concession, to our directors and officers and the employees of BDC Partners, LLC. The number of shares available for sale to the general public will be reduced to the extent such persons purchase these reserved shares. Any reserved shares not so purchased will be offered to the general public on the same terms as other shares are offered hereby.


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UNDERWRITING
--------------------------------------------------------------------------------

Shares sold by the underwriters to the general public will initially be offered at the public offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount
of up to $             per share from the public offering price. Any of these
securities dealers may resell any shares purchased from the underwriters to
other brokers or dealers at a discount of up to $            per share from the
public offering price. If all the shares are not sold at the public offering price, the representatives may change the offering price and the other selling terms. Investors must pay for any shares purchased in the offering on or before
            , 2003.

We have agreed with the underwriters not to offer, sell, contract to sell, hedge or otherwise dispose of, directly or indirectly, any of our common stock or securities convertible into or exchangeable for shares of common stock during the period from the date of this prospectus continuing through the date 180 days after the date of this prospectus, without the prior written consent of UBS Securities, LLC. Our executive officers and directors have also agreed to these restrictions.

In connection with this offering, certain of the underwriters or selected dealers may distribute prospectuses electronically.

In connection with this offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include stabilizing transactions, short sales and purchases to cover positions created by short sales. Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in this offering. Short sales may be either "covered short sales" or "naked short sales." Covered short sales are sales made in an amount not greater than the underwriters' over-allotment option to purchase additional shares in this offering. The underwriters may close out any covered short position by either exercising their over-allotment option or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. Naked short sales are sales in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned there may be downward pressure on the price of shares in the open market after pricing that could adversely affect investors who purchase in this offering.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the other underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of that underwriter in stabilizing or short covering transactions.

These activities by the underwriters may stabilize, maintain or otherwise affect the market price of our common stock. As a result, the price of our common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. These transactions may be effected on the Nasdaq National Market or otherwise.

No underwriter is obligated to conduct market making activities in our common stock and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. We have agreed to indemnify the several underwriters against some liabilities, including liabilities under the Securities Act, and to contribute to payments that the underwriters may be required to make in respect thereof.

Some of the underwriters, their affiliates and executive officers have engaged in, and may in the future engage in, investment banking and other commercial dealings (including equity investing) in the ordinary course of business with some of our prospective portfolio companies and may in the future engage in investment banking and other commercial dealings in the ordinary course of business with us.

Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc. Legg Mason Wood Walker, Incorporated, a wholly owned subsidiary of Legg Mason, Inc. is one of our underwriters.


Legal matters

Certain legal matters regarding the securities offered by this prospectus will be passed upon for Technology Investment Capital by Shearman & Sterling LLP, New York, New York, and Venable LLP, Baltimore, Maryland.


--------------------------------------------------------------------------------
60

LEGAL MATTERS
--------------------------------------------------------------------------------

Shearman & Sterling LLP also represents Technology Investment Management. Certain legal matters in connection with the offering will be passed upon for the underwriters by Sidley Austin Brown & Wood LLP, New York, New York.


Independent accountants

PricewaterhouseCoopers LLP are the independent accountants of Technology Investment Capital.


Available information

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


--------------------------------------------------------------------------------

                      [This page intentionally left blank]

--------------------------------------------------------------------------------

Report of independent auditors

To the Shareholder and Board of Directors of the Technology Investment Capital
Corp.:



In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of the Technology Investment Capital Corp. ("TICC") at September 19, 2003 in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of TICC's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with accounting principles generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.




PRICEWATERHOUSECOOPERS LLP
Baltimore, Maryland
September 19, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statement of assets and liabilities

AS OF SEPTEMBER 19, 2003

ASSETS
 Cash ................................................................     $ 1,500
                                                                           -------
 Total assets ........................................................       1,500
                                                                           -------
LIABILITIES
 Accrued Organizational Expenses .....................................          --
                                                                           -------
 Net Assets (100 shares of beneficial interest issued and outstanding;
   100,000,000 shares authorized) ....................................     $ 1,500
                                                                           =======
Net asset value per share ............................................     $ 15.00
                                                                           =======



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

1. ORGANIZATION

  Technology Investment Capital Corp. ("TICC") was organized as a Maryland corporation on July 21, 2003. TICC has had no operations other than the sale and issuance of 100 shares of beneficial interest at an aggregate purchase price of $1,500 to BDC Partners, LLC ("BDC Partners"), the managing member of Technology Investment Management, LLC (the "Adviser").

2. ACCOUNTING POLICIES

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from these estimates.

3. AGREEMENTS

  TICC has entered into an Investment Advisory Agreement with the Adviser, under which the Adviser, subject to the overall supervision of TICC's board of directors, will manage the day-to-day operations of, and provide investment advisory services to, TICC. For providing these services the Adviser will receive a fee from TICC, consisting of two components--a base management fee and an incentive. The base management fee will be calculated at an annual rate of 2.00%. For services rendered under the Investment Advisory Agreement during the period commencing from the closing of this offering through and including March 31, 2004, the base management fee will be payable monthly in arrears, and will be calculated based on the initial value of TICC's net assets upon closing. For services rendered under the Investment Advisory Agreement after March 31, 2004, the base management fee will be payable quarterly in arrears, and will be calculated based on the average value of TICC's net assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances, repurchases or redemptions during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro rated.

  The incentive fee will have two parts, as follows: One part will be calculated and payable quarterly in arrears based on TICC's pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income earned during the calendar quarter, minus TICC's operating expenses for the quarter (including the base management fee and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes any consulting or other fees that TICC receives from portfolio companies but does not include any net realized capital gains. Pre-incentive fee net investment income, expressed as a rate of return on the value of TICC's net assets at the end of the immediately preceding calendar quarter, will be compared to one-fourth of the applicable annual "hurdle rate." The Adviser will be entitled to 20.0% of the excess (if any) of TICC's pre-incentive fee net investment income for the quarter over one-fourth of the applicable annual hurdle rate. The annual hurdle rate will be a percentage equal to the interest rate payable, at the closing of this offering, on the most recently issued five-year U.S. Treasury Notes plus 5.0%). For each calendar year commencing on or after January 1, 2005, the annual hurdle rate will be determined as of the immediately preceding December 31st by adding 5.0% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10.0%. The calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances, redemptions or repurchases during the current quarter.

  The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2004, and will equal 20.0% of our net realized capital gains for the calendar year less any net unrealized capital losses at the end of such year; provided that the incentive fee determined as of December 31, 2004 will be calculated for a period of longer than twelve calendar months to take into account any net realized capital gains and net unrealized capital losses for the period ending December 31, 2003.

--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

  TICC has also entered into an Administration Agreement with BDC Partners under which BDC Partners will provide administrative services for TICC. For providing these services, facilities and personnel, TICC will reimburse BDC Partners for TICC's allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including rent.


  The Advisor and TICC have entered into a Sub-advisory Agreement with Hill Street Advisors, LLC ("Subadviser") pursuant to which, subject to the oversight of TICC's Board and the Adviser, the Subadviser will recommend specific securities or other investments based upon TICC's investment objectives and policies and work along with the Adviser in structuring, negotiating, arranging and effecting the acquisition or disposition of such investments and monitoring such investments on TICC's behalf. The Subadviser's fees for its services will be paid by BDC Partners and not by TICC.

4. ORGANIZATIONAL EXPENSES

  A portion of the net proceeds of this offering will be used to reimburse the Adviser for approximately $325,000 of the organizational and offering expenses that have been advanced by the Adviser on behalf of TICC. These expenses will be reimbursed by TICC after the public offering. Organizational expenses will be treated as an expense in the year incurred. In the event the public offering does not occur, the Adviser will not be able to recover the expenses.

5. FEDERAL INCOME TAXES

  TICC intends to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, is required to make the requisite distributions to its shareholders which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.


--------------------------------------------------------------------------------
F-4

Until        , 2003 (     days after the date of this prospectus), all dealers
that buy, sell or trade our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.


















                      Technology Investment Capital Corp.

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements

     The following statements of Technology Investment Capital Corp. (the "Company" or the "Registrant") are included in Part A of this
      Registration Statement:                                           PAGE

     Balance Sheet of Registrant, dated as of September 19, 2003.       F-2

(2) Exhibits


      (a)       Articles of Incorporation(1)

    (b)(1)      Bylaws(1)

    (b)(2)      Amended and Restated Bylaws*

      (c)       Not Applicable

      (d)       Form of Share Certificate(1)

      (e)       Dividend Reinvestment Plan(2)

      (f)       Not Applicable

    (g)(1)      Amended and Restated Investment Advisory Agreement between Registrant and Technology Investment Management, LLC*

    (g)(2)      Amended and Restated Sub-Advisory Agreement among Registrant, BDC
                Partners, LLC, Technology Investment Management, LLC and Hill Street
                Advisors, LLC*

      (h)       Form of Underwriting Agreement among Registrant and UBS Securities LLC,
                Jefferies & Company, Inc., Legg Mason Wood Walker, Incorporated, RBC Dain
                Rauscher Inc. and JMP Securities LLC*

      (i)       Not Applicable

      (j)       Custodian Agreement between Registrant and State Street Bank and Trust
                Company*

    (k)(1)      Administration Agreement between Registrant and BDC Partners, LLC*

    (k)(2)      Transfer Agency and Service Agreement among Registrant, EquiServe Trust
                Company, N.A. and EquiServe, Inc.*

      (l)       Opinion and Consent of Venable LLP, special Maryland counsel for
                Registrant*

      (m)       Not Applicable

      (n)       Consent of PricewaterhouseCoopers LLP, independent auditors for Registrant*

      (o)       Not Applicable

      (p)       Not Applicable

      (q)       Not Applicable

    (r)(1)      Code of Ethics(2)

    (r)(2)      Code of Ethics of Hill Street Advisors, LLC*


----------

*     Filed herewith.

(1) Incorporated by reference to the corresponding exhibit numbers to the Registrant's Registration Statement under the Securities Act of 1933 on Form N-2, filed on September 23, 2003.

(2) Incorporated by reference to the corresponding exhibit numbers to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement under the Securities Act of 1933 on Form N-2, filed on November 6, 2003.

ITEM 25. MARKETING ARRANGEMENTS


     The information contained under the heading "Underwriting" on page 59 of this Part A of this Registration Statement is incorporated herein by reference, and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.


ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION



       Commission registration fee ...........................     $    *
       NASD filing fee .......................................          *
       Nasdaq National Market Additional Listing Fee .........          *
       Accounting fees and expenses ..........................          *
       Legal fees and expenses ...............................          *
       Printing and engraving ................................          *
       Miscellaneous fees and expenses .......................          *
       Total .................................................     $    *

----------
*     To be provided by amendment.

     All of the expenses set forth above shall be borne by the Company.


ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     Immediately prior to this offering, BDC Partners, LLC, a Delaware limited liability company, will own 100 shares of the Registrant, representing 100% of the common stock outstanding. Following the completion of this offering, BDC Partners, LLC's share ownership is expected to represent less than 1% of the common stock outstanding.


ITEM 28. NUMBER OF HOLDERS OF SECURITIES


     The following table sets forth the approximate number of record holders of the Company's common stock at November 19, 2003.




                                                   NUMBER OF
TITLE OF CLASS                                   RECORD HOLDERS
---------------------------------------------   ---------------
       Common stock, $ .01 par value.........          1

ITEM 29. INDEMNIFICATION

     Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VIII of the Company's Articles of Incorporation, Article XI of the Company's Bylaws, the Investment Advisory Agreement, Sub-Advisory Agreement, Administration Agreement and Underwriting Agreement.

     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

     Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willfull misfeasence, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

     The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, BDC Management Company, LLC (the "Adviser") and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser's services under the Investment Advisory Agreement or otherwise as an investment adviser of the Company.

     The Sub-Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties, Hill Street Advisors, LLC ( and certain affiliates) is entitled to indemnification from the Company for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the sub-adviser's services under the agreement or the sale of securities by the Company.

     The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, BDC Partners, LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of BDC Partners, LLC's services under the Administration Agreement or otherwise as administrator for the Company.

     The law also provides for comparable indemnification for corporate officers and agents.

     The Underwriters' Agreement provides that each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally the Company or any such person may incur under the Act, the Exchange Act, the Investment Company Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the managing Underwriter to the Company expressly for use in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Company) or in the Prospectus contained in this Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this Registration Statement or such Prospectus or necessary to make such information not misleading.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled "Management--Directors and Executive Officers" and "-- Investment advisory agreement--Investment personnel." Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-62278), and is incorporated herein by reference.


ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

     (1) the Registrant, Technology Investment Capital Corp., 8 Sound Shore Drive, Suite 215, Greenwich, CT 06830;

     (2) the Transfer Agent, EquiServe Trust Company, N.A. and EquiServe, Inc., 150 Royal Street, Canton, MA 02021;


     (3) the Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110; and


     (4) the Adviser, BDC Management Company, LLC, 8 Sound Shore Drive, Suite 215, Greenwich, CT 06830.


ITEM 32. MANAGEMENT SERVICES

     Not Applicable.

ITEM 33. UNDERTAKINGS

     1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or
(2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.


     2. The Registrant undertakes that:

     (a) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

     (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the township of Greenwich, in the State of Connecticut, on the 19th day of November, 2003.





TECHNOLOGY INVESTMENT CAPITAL CORP.
By:   /s/ Saul B. Rosenthal
      -------------------------------------------------
      Saul B. Rosenthal
      Chief Operating Officer, Treasurer and Secretary



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 19, 2003. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.





             SIGNATURE                                             TITLE
             ---------                                             -----
                  *                                  Chief Executive Officer, President and Director
-----------------------------------                  (Principal Executive Officer and Principal
          Jonathan H. Cohen                          Financial and Accounting Officer)


                  *                                  Director
-----------------------------------
           Steven P. Novak


                  *                                  Director
-----------------------------------
            G. Peter O'Brien


                  *                                  Director
-----------------------------------
          Tonia L. Pankopf


                 *                                   Chairman of the Board and Director
-----------------------------------
          Charles M. Royce

* This Registration Statement has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

By: /s/ Saul B. Rosenthal
   -----------------------------------
   Saul B. Rosenthal, Attorney-in-Fact

                                 EXHIBIT INDEX




          2(b)(2)    Amended and Restated ByLaws

          2(g)(1)    Amended and Restated Investment Advisory Agreement between Registrant and
                     Technology Investment Management, LLC

          2(g)(2)    Amended and Restated Sub-Advisory Agreement among Registrant, BDC Partners,
                     LLC, Technology Investment Management, LLC, and Hill Street Advisors, LLC

          2(h)       Form of Underwriting Agreement among Registrant and UBS Securities LLC,
                     Jefferies & Company, Inc., Legg Mason Wood Walker, Incorporated, RBC Dain
                     Rauscher Inc. and JMP Securities LLC

          2(j)       Custodian Agreement between Registrant and State Street Bank and Trust Company

          2(k)(1)    Administration Agreement between Registrant and BDC Partners, LLC

          2(k)(2)    Transfer Agency and Service Agreement among Registrant, EquiServe Trust Company,
                     N.A. and EquiServe, Inc.

          2(l)       Opinion and Consent of Venable LLP, special Maryland counsel for Registrant

          2(n)       Consent of PricewaterhouseCoopers LLP, independent auditors for Registrant

          2(r)(2)    Code of Ethics at Hill Street Advisors, LLC